MML Series Investment Fund
Table of Contents

Page
To Our Shareholders	2-11

Statement of Assets and Liabilities as of December 31, 1999	12

MML Equity Fund
MML Money Market Fund
MML Managed Bond Fund
MML Blend Fund

Statement of Operations For the Year Ended December 31, 1999	13

MML Equity Fund
MML Money Market Fund
MML Managed Bond Fund
MML Blend Fund

Statement of Changes in Net Assets For the Years Ended December 31, 1999 and 1998	14

MML Equity Fund
MML Money Market Fund
MML Managed Bond Fund
MML Blend Fund

Financial Highlights

MML Equity Fund	15
MML Money Market Fund	16
MML Managed Bond Fund	17
MML Blend Fund	18

Schedule of Investments as of December 31, 1999

MML Equity Fund	19-20
MML Money Market Fund	21-22
MML Managed Bond Fund	23-25
MML Blend Fund	26-31

Notes to Financial Statements	32-36

Report of Independent Accountants	37

MML Series Investment Fund – Letter to Shareholders
To Our Shareholders

[PHOTO]

“The advances in the market indices were primarily fueled by a narrow group of technology stocks, while the majority of stocks did not perform nearly as well.”
February 1, 2000

MassMutual Consolidates Investment Expertise

Before reviewing the year just ended, I would like to pass along some exciting news about MassMutual. During the past year, we recently formed the Financial Services Group (“FSG”) which took responsibility for managing and administering the MML Series Investment Fund (the “Funds ”). FSG has resulted in the integration of MassMutual’s asset accumulation and retirement products—allowing us to leverage our investment and service expertise and resources to clients of our MassMutual Retirement Services, MassMutual Annuities, MassMutual Variable Life and Institutional Life Insurance businesses.

As part of our responsibility for managing the Funds, we have elected new officers of the Funds who come from our various business units. They not only have investment experience, but also bring to the Funds a comprehensive understanding of the business products through which we market the Funds. I have recently been elected as President and Trustee of the Funds.

We have also broadened our line up of investment managers for the Funds. We believe this will give us the best opportunity to provide investors with the widest choice from among the highest regarded and diverse investment managers across all asset classes. We endeavor to retain investment managers that provide top-notch portfolio management, and conduct extensive due diligence before we select those managers. Then we use an independent consulting firm to assist us in monitoring each manager and the Funds they manage.

In that regard, we also take pleasure in announcing that MassMutual has recently consolidated all its portfolio management operations into its subsidiary, David L. Babson and Company Incorporated. The new entity, which will continue to do business under the David L. Babson name, has assets under management of approximately $70 billion. Stu Reese, the Funds’ former president, has been named Chief Executive Officer of David L. Babson. Mr. Reese, who remains MassMutual’s Chief Investment Officer, will remain as Chairman of the Board of Trustees. In connection with that reorganization, MassMutual has retained David L. Babson as investment sub-adviser to the MML Money Market, MML Managed Bond and MML Blend Funds. We want to emphasize that the same portfolio managers will continue to manage those Funds and there will be no change in the level of services, nor has there been an increase in the management fees charged. David L. Babson will continue to serve as manager for the MML Equity and MML Small Cap Value Equity Funds.

With these changes in the management of the Funds, we believe we will be better able to service our existing clients by offering a full range of financial products to both individual and institutional investors. Stu and I look forward to continuing MassMutual’s tradition of excellent service to our clients and encourage you to contact your service representative or us if you have any questions about our new organizational changes.

Another Banner Year for the U.S. Economy

Nineteen ninety-nine will be remembered as a year that came in like a lamb and went out like a lion, at least in terms of expectations for the U.S. economy. At the beginning of the year, forecasts for 1999 were cautious in the wake of 1998’s credit crunch. Growth, however, continued apace, with real GDP for 1999 estimated to have increased by roughly 4.0%, a truly impressive achievement coming so late in this durable economic expansion that began in the summer of 1991. Equally impressive was the fact that, despite sharply higher energy prices, inflation remained subdued, as evidenced by a CPI that averaged around 2.5% during the year.
(Continued)

The U.S. dollar held its own against the Japanese yen while gaining substantially against the euro, briefly trading at parity with the latter. A strong dollar helped attract investment capital to U.S. stock and bond markets even as it exacerbated the nation’s trade deficit. On the fiscal side, the United States recorded its second consecutive budget surplus in fiscal year 1999, with another surplus forecast for the current fiscal year ending in October, 2000. Clearly, 1999 was another year in which the economy was fundamentally in great shape.

Interest Rates Continue Upward Trend

Along with stronger-than-expected growth in the economy, another important theme for 1999 was rising interest rates. The Federal Reserve Board waited until mid-year, when evidence of robust economic growth was undeniable, to implement the first rate hike of the year. Other increases followed in August and November, and the closely watched federal funds rate ended the year at 5.50%, 75 basis points higher than where it began. With the three increases, the Fed reversed the three cuts made in the fall of 1998, taking rates back to their pre-crisis levels, which were still toward the low end of their recent historical range.

As concerns grew during the year about an overheating economy and a possible return of inflation, intermediate and long-term interest rates also rose. The 30-year Treasury bond, for example, climbed almost 140 basis points to finish the year at 6.48%, while securities in the two to ten year range saw even steeper rises. Rising rates and a flatter yield curve made it a difficult year for fixed-income investors, with most high-quality bond managers seeing negative returns for the year. In general, spread product —fixed-income investments offering a yield premium to Treasuries —performed better than Treasuries. Spreads began the year at relatively wide levels and subsequently narrowed, partially offsetting the effects of higher rates. Investments in high-yield or emerging-market securities, which normally carry the widest spreads because of their higher risk, provided the strongest performance, typically generating positive single-digit returns. In addition, investments at the short end of the yield curve managed low single-digit returns since they were less affected by climbing rates.

Technology Stocks Shine

U.S. stocks kept investors guessing in the first half of the year, as responsibility for market leadership shifted from growth stocks in the first quarter to cyclicals and value shares in the second. In the second half, however, interest faded in virtually everything but technology. Particularly in the fourth quarter, investors threw caution to the wind and piled into their favorites—especially Internet stocks —seemingly without regard to earnings prospects, driving the technology-heavy NASDAQ Composite Index to an astonishing gain of 85.6% for the year. Interest was spread among large-cap favorites and small-cap newcomers. The IPO market sizzled, with many stocks seeing huge gains in their first few days of trading.

Other popular benchmarks, which have become increasingly technology-sensitive in the past few years, posted returns that were modest by comparison but still impressive, and all of them finished at or near their all-time highs. The venerable Dow Jones Industrial Average gained 25.2%, while the Standard & Poor’s 500 Index notched a return of 21.04%. That made it an unprecedented five straight years of returns in excess of 20% for the S&P 500. International stocks also did well in 1999, as many overseas economies experienced stronger growth after a period of lackluster performance, or, in the case of Japan, negative growth. The Y2K phenomenon, much discussed throughout the year, appeared to have minimal effects on worldwide equity and debt markets as the year wound down.

Of considerable concern to many investors, however, was the narrowness of the stock market rally. The lack of breadth was evident in the fact that over 70% of stocks listed on the New York Stock Exchange had negative returns for the year, while over 50% of NASDAQ stocks lost value in 1999. In this environment, value-oriented funds struggled because their investment style, which emphasizes growth at a reasonable price, prevented them from owning the richly valued market leaders.

(Continued)

Looking Ahead

Interest rates should continue to be a prime concern for investors in the coming months. Despite three increases by the Fed in 1999, consensus estimates favor at least one more hike in the first quarter. More than likely, though, we are close to seeing some kind of temporary plateau in interest rates. For one thing, the economy is already showing signs of slowing. Another consideration is that changes in interest rates are typically not fully reflected in the economy until a number of months after they are made. With three increases in the last seven months of 1999, we can expect the Fed to become increasingly cautious over the short term about further rate hikes. Finally, since 2000 is a presidential election year, we look for the Fed to keep short-term rates relatively stable in the second half of the year. In summary, we expect 2000 to offer a reasonably positive backdrop for U.S. investment markets, especially the latter half of the year, when we are likely to see a modestly slowing but still healthy economy and more stable interest rates.

We would not be surprised to see European economic growth surpass that of the United States in the new year. As growth accelerates in Europe, interest rates should rise, drawing greater flows of investment capital and boosting the value of the euro, which is already trading at very oversold levels. Thus, we look for European investments, especially equities, to offer attractive opportunities in 2000.

The markets of 1999 have once again demonstrated the importance of diversification. Large-cap and small-cap, growth and value, domestic and international stocks all have their periods of dominance, but these periods are difficult to predict in advance. A properly diversified investment plan will include elements from all of those categories and, history suggests, achieve better returns with less risk in the long run.

/s/ John V. Murphy

John V. Murphy
President
MML Series Investment Fund
MML Equity Fund

What are the investment objectives and policies for the MML Equity Fund?

  The objectives and policies of the Fund are to:
•	achieve high total returns over the long term while minimizing risk
•	invest in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over $2.0 billion)
•	utilize a value-oriented strategy in making investment decisions
•	utilize Fundamental analysis to identify companies which
—are of high investment quality
—offer above-average dividend growth potential
—are attractively valued in the marketplace

How did the Fund perform during 1999?

For the 12 months ended December 31, 1999, the Fund’s shares had a return of -3.82%, well behind the 21.04% return of the Standard & Poor ’s 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks. The Fund also lagged the 6.59% return of the average large-cap value Fund monitored by Morningstar, Inc. The fund’s return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here.

Why did the Fund trail the indexes by such wide margins?

Nineteen ninety-nine turned out to be a dismal year for value investors. The first and second quarters of the year were markedly different, with growth stocks taking center stage in the first quarter and value stocks coming to the fore in the second. In the second half of the year, growth stocks returned to prominence with a vengeance. If anything, the market advance grew more narrow than it had been early in the year.

Particularly in the fourth quarter, there were basically two markets: technology stocks and everything else. The higher a tech stock’s price-to-earnings ratio, the better investors seemed to like it, almost regardless of earnings prospects. The S&P 500, which has gradually evolved into a growth-oriented, technology-sensitive index with the addition of stocks like Qualcomm, concentration of stocks such as Microsoft, Intel and Cisco Systems, America Online, and Yahoo!, reflected the success of those stocks. Since we concentrate on equities that appear undervalued, most of the best-performing technology stocks were too pricey for the Fund. Above-average dividend yield, another factor we look for, was also spurned by investors, as stocks with the lowest yields far outpaced those with higher yields.

Furthermore, many high-quality, non-technology stocks were kept on the defensive by rising interest rates. As the year progressed, it became clear that economic activity would be much stronger than expected, with Gross Domestic Product and corporate earnings advancing at roughly twice the rate anticipated early in 1999. The Federal Reserve Board, in an effort to keep inflation in check, raised short-term interest rates in June, August, and November. While these rate hikes did little to derail the technology juggernaut, stocks in most other sectors stalled or went lower.

Finally, the Fund’s performance suffered because a number of stocks with formerly reliable earnings growth had disappointing results during the year. Conversely, we eliminated or reduced positions in a number of stocks with formerly reliable earnings growth that had disappointing results during the year. This list included Archer Daniels Midland, Albertson’s, Raytheon, Xerox, and Becton Dickinson.

Were there any changes in your management style?

This is a value fund, and we are not going to change that. However, we have been working to improve the relative earnings growth profile of the portfolio without distorting its overall value characteristics. In that regard, we added several reasonably valued new holdings with projected earnings growth in the 14%-16% range. These included United Parcel Service, Avery-Dennison, and Illinois Tool Works.

What is your outlook?

It is important to remember, especially in difficult times like these, that advances in stock prices are ultimately tied to rising earnings. Another important concept for investors is “reversion to the mean. ” Simply put, it means that when the investment environment shifts too far from what is normal or average, it tends to revert or return to a more average state of affairs.
MML Equity Fund (Continued)

How does this apply to the current situation? Right now the investment environment is excessively skewed in favor of growth-oriented technology stocks to the exclusion of virtually everything else. This distortion exists despite the fact that many value stocks have solid earnings prospects. It exists despite the fact that, while interest rates have risen sharply in the past year, their rise is likely to slow in 2000, creating a more hospitable environment for many non-technology stocks.

When earnings considerations and investor psychology diverge, earnings generally prevail in the long run. Reversion to the mean will eventually occur, and when it does, value stocks will have their day. We therefore view the current market environment as an important opportunity for value investors and have positioned the Fund accordingly.

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund and the Standard & Poor’s 500 Composite Index

MML Series Investment Fund
Total Return
	One Year	Five Year	Ten Year
	12/31/98 - 12/31/99	12/31/94 - 12/31/99	12/31/89 - 12/31/99

MML Equity Fund	-3.82%	17.78%	13.56%

Standard & Poor’s 500 Composite Index	21.04%	28.56%	18.21%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

[CHART]
                                                          Standard & Poor's
                                  MML Equity Fund         500 Composite Index

1/1/90                               10,000                    10,000
12/31/90                              9,949                     9,688
12/31/91                             12,492                    12,639
12/31/92                             13,801                    13,603
12/31/93                             15,115                    14,973
12/31/94                             15,735                    15,169
12/31/95                             20,633                    20,870
12/31/96                             24,811                    25,661
12/31/97                             31,905                    34,223
12/31/98                             37,073                    44,003
12/31/99                             35,657                    53,262

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor’s 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

MML Money Market Fund

What are the investment objectives and policies for the MML Money Market Fund?

The objectives and policies of the Fund are to:
•	maximize current income to the extent consistent with liquidity and the preservation of capital
• invest in a diversified portfolio of money market instruments

• invest in high quality debt instruments with remaining maturity not to exceed 397 days

How did the Fund perform during 1999?

The Fund’s shares had a net return of 4.78%, slightly better than the 4.74% return of the Lipper Taxable Money Market Average. The Fund ’s 7-day yield was 5.36%. This yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The fund’s return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here.

What was the investment environment during the period?

Higher short-term interest rates represented the major challenge in the investment environment during the period. The year began with modest expectations for economic growth and predictions of stable and possibly even lower interest rates. That was not to be, however.

During the first half, analysts were forced to roughly double their estimates for growth in Gross Domestic Product and corporate earnings. The Federal Reserve Board, fearing a return of inflation, raised short-term rates on June 30 but gave fixed-income investors something to cheer about by returning to a neutral bias regarding future actions.
MML Money Market Fund (Continued)

The tightening trend in rates evident at mid-year continued throughout the second half. Reacting to continued strong economic growth as well as evidence of speculative excess in the stock market, the Federal Reserve Board followed its June rate increase with one in August and another in November. These three rate hikes effectively offset the three reductions engineered by the Fed in the fall of 1998, when it was responding to crisis conditions in the debt and equity markets brought on by the Russian debt default and the near-failure of a prominent hedge fund.

How did you manage the Fund during this period?

The Fund maintained its strong emphasis on high-quality commercial paper providing a yield advantage to Treasury securities of comparable maturity. Despite mergers and acquisitions during the period that resulted in the loss of numerous desirable holdings, our in-depth credit research enabled us to uncover many attractive opportunities. As before, the Fund limited its investments to Tier 1 securities, which have received the highest rating from at least two of the nationally recognized rating agencies.

We typically kept the average life of the Fund’s holdings in a range from 50 to 60 days, which, as is our customary policy, closely mirrored that of our benchmark, the IBC/Donohue Universe. Occasionally—for example, when we thought a Fed tightening move was imminent—we tried to shorten our average duration slightly. Conversely, we sometimes went a little longer when it seemed that upward pressure on rates was ebbing.

What is your outlook?

We are at an interesting juncture. Should this happen, the Fed might well step back for a while and watch to see how its recent actions affect the economy. Typically, changes in interest rates take at least six to nine months to be fully reflected in economic activity. A slight slowing in the economy, if it should occur, would signal to the Fed that its objectives had been achieved and would likely result in a stable rate environment for at least the rest of the first half and possibly the remainder of the year. That would be good for the Fund.

On the other hand, continued strong economic growth and an overly exuberant stock market would undoubtedly bring a series of rate increases. While we cannot control what the Fed does, we can insure that the Fund continues to receive the benefit of MassMutual’s outstanding research and credit analysis capabilities. That is where we will direct our efforts.

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund and the Lipper Taxable Money Market Fund Average

MML Series Investment Fund
Total Return
	One Year	Five Year	Ten Year
	12/31/98 - 12/31/99	12/31/94 - 12/31/99	12/31/89 - 12/31/99

MML Money Market Fund	4.78%	5.14%	4.98%

Lipper Taxable Money Market Fund Average	4.74%	5.10%	4.91%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

[GRAPH]

                                        MML Money            Lipper Taxable Money
                                       Market Fund           Market Fund Average

        1/1/90                         10,000                    10,000
        12/31/90                       10,812                    18,821
        12/31/91                       11,462                    11,435
        12/31/92                       11,861                    11,811
        12/31/93                       12,187                    12,118
        12/31/94                       12,655                    12,560
        12/31/95                       13,361                    13,235
        12/31/96                       14,030                    13,870
        12/31/97                       14,757                    14,549
        12/31/98                       15,519                    15,257
        12/31/99                       16,260                    15,980

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Taxable Money Market Fund Average is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

MML Managed Bond Fund

What are the investment objectives and policies for the MML Managed Bond Fund?

The objectives and policies of the Fund are to:

•	achieve a high total return consistent with prudent investment risk and the preservation of capital
•	invest primarily in a diversified portfolio of investment grade, fixed income securities
•	maintain duration in a targeted range from four to seven years
•	diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

How did the Fund perform during 1999?

For the 12 months ended December 31, 1999, the Fund’s shares returned -1.83%, slightly better than the -2.15% return of the Lehman Brothers Government/Corporate Bond Index. The fund’s return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here.

What factors influenced the Fund’s performance?

Unfortunately, the trend of rising interest rates evident in the first half of the year continued throughout the second half. In fact, measured by the return on 30-year Treasury bonds, 1999 was one of the worst years for bond returns in modern history. Long bond yields generally react to investors’ expectations for the economy and their concerns about inflation. During the period, the 30-year bond yield climb roughly 140 basis points to 6.48%, was a reflection of unexpected strength in the U.S. economy, which at the outset of 1999 seemed rather fragile. Yields in the five-to-ten year maturities rose even more steeply, flattening the yield curve and further depressing prices.

Rising rates were also evident at the short end of the market. The Federal Reserve Board, reacting to robust growth in Gross Domestic Product and corporate earnings, raised short-term interest rates in June, August, and November, bringing the closely watched federal funds rate up to 5.50%. These three moves effectively offset the three rapid decreases in interest rates engineered by the Fed in the fall of 1999, when world debt and equity markets were reeling from the Russian debt default and the near-collapse of a prominent hedge fund. While the recent increases in rates created a difficult environment for most bond funds, we must remember that interest rates may have been artificially low in the wake of 1999’s crisis. Now that market conditions have returned to normal and the crisis appears to have passed, the Fed’s actions may be seen as merely bringing rates back to their pre-crisis levels.

Because the Fund’s allocation of Treasury securities approximating 25% during the second half of the year, the rise in Treasury yields took its toll on performance. On the other hand, performance was aided by the Fund’s holdings of spread product—those categories of securities offering a yield premium to the Treasury market. This was especially the case with our corporate holdings. Overall, spreads narrowed marginally during the year, partially offsetting the increase in interest rates. Tighter spreads, together with higher yields, enabled our spread product to post better overall returns than its Treasury counterparts.

How was the Fund positioned during the period?

Corporate securities were once again the Fund’s largest sector allocation, comprising approximately 47% of net assets at the end of the year. Treasury securities were the second-largest category, at 26% on December 31. Mortgage-backed securities were next largest, ending the year at 20%.

The Fund ’s overall credit quality remained Aa, while duration, which typically is targeted to remain within plus or minus 5% of the duration of our benchmark, came in at 5.4 on the final day of the period.

What is your outlook?

Historically, our policy has been to overweight spread product relative to our benchmark, and we expect that trend to continue. The general consensus on spreads, at the current time, is that they will continue to narrow. While this would benefit the Fund, we feel the need to be especially selective about new purchases over the short term, if only because we see few, if any, clearly outstanding opportunities available. Other considerations, such as the possible ramifications of further Fed tightening, a correction in equities, or the return of the business cycle, serve to temper our basically positive outlook for 2000.

MML Managed Bond Fund (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund and the Lehman Brothers Government/Corporate Index

MML Series Investment Fund
Total Return
	One Year	Five Year	Ten Year
	12/31/98 - 12/31/99	12/31/94 - 12/31/99	12/31/89 - 12/31/99

MML Managed Bond Fund	-1.83%	7.50%	7.68%

Lehman Brothers Government/Corporate Index	-2.15%	7.60%	7.65%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

[GRAPH]
                                                            Lehman Brothers
                                     MML Managed          Government/Corporate
                                      Bond Fund                   Index

       1/1/90                          10,000                    10,000
       12/31/90                        10,837                    10,829
       12/31/91                        12,642                    12,576
       12/31/92                        13,567                    13,528
       12/31/93                        15,169                    15,024
       12/31/94                        14,598                    14,497
       12/31/95                        17,393                    17,287
       12/31/96                        17,958                    17,786
       12/31/97                        19,738                    19,521
       12/31/98                        21,344                    21,368
       12/31/99                        20,954                    20,909

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Government/Corporate Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

MML Blend Fund

What are the investment objectives and policies for the MML Blend Fund?

The objectives and policies of the Fund are to:

•	achieve a high total rate of return over an extended period of time consistent with the preservation of capital values
•	invest in a diversified portfolio of equity securities, fixed-income securities and money market instruments
•	manage the allocation of investments, under normal circumstances, in three sectors with the following ranges:

Money Market segment at least 25% of net assets
Bond segment no more than 50% of net assets
Equity segment no more than 90% of net assets

How did the Fund perform during 1999?

For the 12 months ended December 31, 1999, the Fund’s shares returned -1.24%, trailing the 8.98% gain recorded by the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios. The fund’s return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here.

What were the Fund’s allocations among the three asset classes during the period?

The Fund began the period with targets of 53% stocks, 21% bonds, and 26% money market securities. In April, when cyclical stocks began their rally, we marginally increased the stock target allocation to 54%. In October, to take advantage of the attractive pricing that existed with value stocks, we again increased the stock target allocation to the neutral position of 55%. The Fund’s bond allocation was increased once in February and once in June, bringing it up to 30%. These increases were based on our judgment that rising yields made bonds attractive relative to stocks.

What factors affected the Fund’s performance?

Unfortunately, the Fund’s stock and bond components both had weak absolute returns during the period. The stock portion suffered because 1999 turned out be a dismal year for value investors. Except for a brief respite in the spring, when cyclical and value shares enjoyed a strong rally, growth stocks took center stage for most of the year.
MML Blend Fund (Continued)

Particularly in the fourth quarter, there were basically two markets: technology stocks and everything else. The higher a tech stock’s price-to-earnings ratio, the better investors seemed to like it, almost regardless of earnings prospects. Since we concentrate on equities that appear undervalued, most of the best-performing technology stocks were too pricey for the Fund.

Furthermore, many high-quality, non-technology stocks were kept on the defensive by rising interest rates. The Federal Reserve Board, attempting to keep inflation in check in the face of economic growth that was much stronger than expected, raised short-term interest rates in June, August, and November. While these rate hikes did little to derail the technology juggernaut, stocks in most other sectors stalled or went lower.

Strong economic growth and rising rates also limited returns in the bond portion of the Fund. The 30-year bond yield climbed roughly 140 basis points to 6.48%, and yields in the five- to 10-year maturities rose even more steeply, flattening the yield curve and depressing prices. The rise in yields was especially damaging to the Fund’s holdings of Treasury securities, which totaled 30% of the bond portfolio during the second half of the year.

On the other hand, performance relative to our benchmark was aided by the Fund’s holdings of spread product—those categories of securities offering a yield premium to the Treasury market. This was especially the case with our corporate holdings. Overall, spreads narrowed marginally during the year, partially offsetting the increase in interest rates. Tighter spreads, together with higher yields, enabled our spread product to post better overall returns than its Treasury counterparts.

What were some of the changes that occurred in the Fund’s stock holdings?

We have been working to improve the relative earnings growth profile of the portfolio without distorting its overall value characteristics. In that regard, we added several reasonably valued new holdings with projected earnings growth in the 14%-16% range. These included United Parcel Service, Avery-Dennison, and Illinois Tool Works. Conversely, we eliminated or reduced positions in a number of stocks with formerly reliable earnings growth that had disappointing results during the year. This list included Archer Daniels Midland, Albertson’s, Raytheon, Xerox, and Becton Dickinson.

Stock prices are ultimately tied to rising earnings. Right now the investment environment is excessively skewed in favor of growth-oriented technology stocks to the exclusion of virtually everything else. This distortion exists despite the fact that many value stocks have solid earnings prospects. When earnings considerations and investor psychology diverge, earnings generally prevail in the long run. This bodes well for many of the Fund’s holdings. We view the current market environment as an important opportunity for value investors and have positioned the Fund accordingly.

How was the bond portfolio positioned?

Corporate securities were once again the Fund’s largest sector allocation, comprising approximately 45% of total assets in the bond portfolio at the end of the year. Treasury securities were the second-largest category, at 31% on December 31. Mortgage-backed securities were next largest, ending the year at 17%.

The Fund’s overall credit quality remained Aa, while duration, which typically is targeted to remain within plus or minus 5% of the duration of our benchmark, came in at 5.35 on the final day of the period.
MML Blend Fund (Continued)

What is your outlook?

With respect to the Fund’s bond portfolio, our policy has been to overweight spread product relative to our benchmark, and we expect that trend to continue. The general consensus on spreads, at the current time, is that they will continue to narrow. While this would benefit the Fund, we feel the need to be especially selective about new purchases over the short term, if only because we see few, if any, clearly outstanding opportunities available. Other considerations, such as the possible ramifications of further Fed tightening, a correction in equities, or the return of the business cycle, serve to temper our basically positive outlook for 2000.

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund and the corresponding indices

MML Series Investment Fund
Total Return
	One Year	Five Year	Ten Year
	12/31/98 - 12/31/99	12/31/94 - 12/31/99	12/31/89 - 12/31/99

MML Blend Fund	-1.24%	13.75%	11.51%

Lipper Balanced Fund Index	8.98%	16.27%	12.14%

Standard & Poor’s 500 Composite Index	21.04%	28.56%	18.21%

Lehman Brothers Government/Corporate Index	-2.15%	7.60%	7.65%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

[CHART]

                                    Lipper       S&P 500       Lehman Bros.
                       MML         Balanced     Composite      Gov't/Corp.
                    Blend Fund       Fund         Index           Index

      1/1/90          10,000        10,000        10,000          10,000
      12/31/90        10,237        10,066         9,688          10,829
      12/31/91        12,694        12,665        12,639          12,576
      12/31/92        13,883        13,584        13,603          13,528
      12/31/93        15,229        15,173        14,973          15,024
      12/31/94        15,606        14,795        15,169          14,497
      12/31/95        19,239        18,434        20,870          17,287
      12/31/96        21,923        20,830        25,661          17,786
      12/31/97        26,502        25,007        34,223          19,521
      12/31/98        30,096        28,850        44,003          21,368
      12/31/99        29,723        31,439        53,262          20,909

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Government/Corporate Bond Index, and the Standard & Poor’s 500 Composite Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors.

MML Series Investment Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

	MML Equity Fund	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund

ASSETS

Investments at value (See Schedule of Investments) (Note 2)

Equities (Identified cost: $1,757,118,246; $907,333,631, respectively)	$ 2,751,561,310	$ -	$ -	$ 1,607,580,952

Bonds (Identified cost: $249,095,267; $678,837,930, respectively)	-	-	239,603,092	650,032,083

Short Term Investments (Identified cost: $83,535,236; $201,679,612; $998,500; $442,098,649, respectively)	83,535,204	201,679,612	998,333	441,945,717

Total investments	2,835,096,514	201,679,612	240,601,425	2,699,558,752

Cash	11,673	1,843	76,885	(16,466)

Receivable for investment securities sold	4,491,323	-	1,562	3,733,842

Interest and dividends receivable	3,626,974	-	3,194,458	11,490,144

Total assets	2,843,226,484	201,681,455	243,874,330	2,714,766,272

LIABILITIES

Payable for investment securities purchased	6,098,388	-	-	3,057,807

Dividends payable (Note 2)	86,114,676	874,528	3,650,000	72,654,848

Investment management fee payable (Note 3)	2,836,609	222,097	304,401	2,708,558

Accrued liabilities	21,478	14,919	10,367	24,223

Total liabilities	95,071,151	1,111,544	3,964,768	78,445,436

NET ASSETS	$ 2,748,155,333	$ 200,569,911	$ 239,909,562	$ 2,636,320,836

Net assets consist of:

Series shares, (par value $.01 per share) (Note 5)	$ 751,766	$ 2,005,699	$ 206,634	$ 1,121,518

Additional paid-in capital	1,752,901,805	198,562,122	251,132,836	1,963,860,224

Undistributed net investment income (Note 2)	58,730	16,538	49,970	50,552

Accumulated net realized loss on investments (Note 7)	-	(14,448)	(1,987,536)	-

Net unrealized appreciation (depreciation) on investments (Note 7)	994,443,032	-	(9,492,342)	671,288,542

NET ASSETS	$ 2,748,155,333	$ 200,569,911	$ 239,909,562	$ 2,636,320,836

Outstanding series shares	75,176,572	200,569,911	20,663,404	112,151,790

Net asset value per share	$ 36.56	$ 1.00	$ 11.61	$ 23.51

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999

	MML Equity Fund	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund

Investment income (Note 2)

Dividends	$ 59,479,611	$ -	$ -	$ 34,401,978

Interest	5,470,322	9,653,689	17,066,150	73,016,528

Total income	64,949,933	9,653,689	17,066,150	107,418,506

Expenses

Investment management fee (Note 3)	11,203,491	865,386	1,213,876	10,793,795

Trustees’ fees	23,760	22,729	22,729	26,156

Audit fees	37,674	30,248	37,809	41,314

Other expenses	18,385	13,666	-	20,530

Total expenses	11,283,310	932,029	1,274,414	10,881,795

Net investment income (Note 2)	53,666,623	8,721,660	15,791,736	96,536,711

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments	32,212,209	(2,451)	(1,987,536)	49,460,859

Net change in unrealized depreciation on investments	(199,732,667)	-	(18,606,086)	(178,772,580)

Net loss	(167,520,458)	(2,451)	(20,593,622)	(129,311,721)

Net increase (decrease) in net assets resulting from operations	$ (113,853,835)	$ 8,719,209	$ (4,801,886)	$ (32,775,010)

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1999 and 1998

	1999				1998
	MML Equity Fund	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund

From Operations:

Net investment income	$ 53,666,623	$ 8,721,660	$ 15,791,736	$ 96,536,711	$ 54,275,280	$ 7,669,549	$ 13,889,255	$ 95,937,529

Net realized gain (loss) on investments and forward commitments	32,212,209	(2,451)	(1,987,536)	49,460,859	94,862,149	(96)	1,157,167	152,811,311

Net change in unrealized appreciation (depreciation) on investments	(199,732,667)	-	(18,606,086)	(178,772,580)	271,601,536	-	2,666,019	109,417,834

Net increase (decrease) in net assets resulting from operations	(113,853,835)	8,719,209	(4,801,886)	(32,775,010)	420,738,965	7,669,453	17,712,441	358,166,674

Distributions to shareholders from: (Note 2)

Net investment income	(53,615,000)	(8,719,209)	(15,861,796)	(96,568,344)	(54,285,000)	(7,669,453)	(13,769,225)	(95,855,344)

Net realized gains	(32,524,676)	-	-	(49,654,848)	(94,537,870)	-	(1,157,166)	(152,423,440)

Decrease in net assets from distributions to shareholders	(86,139,676)	(8,719,209)	(15,861,796)	(146,223,192)	(148,822,870)	(7,669,453)	(14,926,391)	(248,278,784)

Net increase in capital share transactions (Note 5)	10,041,380	22,136,154	6,464,564	630,128	302,750,092	37,268,372	46,006,732	232,973,529

Total increase (decrease)	(189,952,131)	22,136,154	(14,199,118)	(178,368,074)	574,666,187	37,268,372	48,792,782	342,861,419

NET ASSETS, at beginning of the year	2,938,107,464	178,433,757	254,108,680	2,814,688,910	2,363,441,277	141,165,385	205,315,898	2,471,827,491

NET ASSETS, at end of the year	$ 2,748,155,333	$ 200,569,911	$ 239,909,562	$ 2,636,320,836	$ 2,938,107,464	$ 178,433,757	$ 254,108,680	$ 2,814,688,910

Undistributed net investment income included in net assets at end of the year	$ 58,730	$ 16,538	$ 49,970	$ 50,552	$ 7,107	$ 14,087	$ 120,030	$ 82,185

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

FINANCIAL HIGHLIGHTS

Selected per share data for each series share outstanding throughout:

	MML EQUITY FUND

	Year Ended December 31,
	1999	1998	1997	1996	1995	1994	1993	1992	1991	1990

Net asset value: Beginning of year	$ 39.198	$ 35.443	$ 29.786	$ 25.924	$ 20.520	$ 20.510	$ 19.862	$ 18.735	$ 15.659	$ 16.764

Income from investment operations:

Net investment income	0.713	0.724	0.709	0.703	0.634	0.594	0.524	0.543	0.563	0.636

Net realized and unrealized gain (loss) on investments	(2.210)	5.016	7.806	4.547	5.754	0.248	1.365	1.420	3.440	(0.722)

Total income (loss) from investment operations	(1.497)	5.740	8.515	5.250	6.388	0.842	1.889	1.963	4.003	(0.086)

Less distributions:

Dividends from net investment income	(0.713)	(0.724)	(0.709)	(0.703)	(0.634)	(0.594)	(0.524)	(0.543)	(0.562)	(0.665)

Distribution from net realized gains	(0.433)	(1.261)	(2.149)	(0.685)	(0.350)	(0.238)	(0.717)	(0.288)	(0.365)	(0.354)

Distribution in excess of net realized gains	-	-	-	-	-	-	-	(0.005)	-	-

Total distributions	(1.146)	(1.985)	(2.858)	(1.388)	(0.984)	(0.832)	(1.241)	(0.836)	(0.927)	(1.019)

Net asset value: End of year	$ 36.555	$ 39.198	$ 35.443	$ 29.786	$ 25.924	$ 20.520	$ 20.510	$ 19.862	$ 18.735	$ 15.659

Total return**	(3.82% )	16.20%	28.59%	20.25%	31.13%	4.10%	9.52%	10.48%	25.56%	(0.51% )

Net assets (in millions):

End of year	$ 2,748.16	$ 2,938.11	$ 2,363.44	$ 1,701.99	$ 1,248.90	$ 820.78	$ 663.09	$ 490.62	$ 355.04	$ 235.45

Ratio of expenses to average net assets	0.37%	0.37%	0.35%	0.38%	0.41%	0.43%	0.44%	0.46%	0.48%	0.49%

Ratio of net investment income to average net assets	1.78%	1.95%	2.03%	2.65%	2.89%	3.04%	3.23%	3.09%	3.43%	4.09%

Portfolio turnover rate	15.89%	14.03%	15.30%	11.42%	11.72%	9.99%	11.28%	9.07%	9.37%	13.50%

**	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.
The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

FINANCIAL HIGHLIGHTS (Continued)

Selected per share data for each series share outstanding throughout:

	MML MONEY MARKET FUND

	Year Ended December 31,
	1999	1998	1997	1996	1995	1994	1993	1992	1991	1990

Net asset value: Beginning of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Income from investment operations:

Net investment income	0.047	0.500	0.051	0.049	0.054	0.038	0.027	0.034	0.059	0.078

Total income from investment operations	0.047	0.500	0.051	0.049	0.054	0.038	0.027	0.034	0.059	0.078

Less distributions:

Dividends from net investment income	(0.047)	(0.500)	(0.051)	(0.049)	(0.054)	(0.038)	(0.027)	(0.034)	(0.059)	(0.078)

Total distributions	(0.047)	(0.500)	(0.051)	(0.049)	(0.054)	(0.038)	(0.027)	(0.034)	(0.059)	(0.078)

Net asset value: End of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total return**	4.78%	5.16%	5.18%	5.01%	5.58%	3.84%	2.75%	3.48%	6.01%	8.12%

Net assets (in millions):

End of year	$ 200.57	$ 178.43	$ 141.17	$ 145.23	$ 108.92	$ 91.79	$ 73.66	$ 84.56	$ 94.41	$ 114.59

Ratio of expenses to average net assets	0.50%	0.49%	0.52%	0.52%	0.54%	0.55%	0.54%	0.53%	0.52%	0.54%

Ratio of net investment income to average net assets	4.68%	5.05%	5.07%	4.92%	5.43%	3.81%	2.71%	3.42%	5.91%	7.80%

**	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.
The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

FINANCIAL HIGHLIGHTS (Continued)

Selected per share data for each series share outstanding throughout:

	MML MANAGED BOND FUND

	Year Ended December 31,
	1999	1998	1997	1996	1995	1994	1993	1992	1991	1990

Net asset value: Beginning of year	$ 12.596	$ 12.410	$ 12.048	$ 12.448	$ 11.141	$ 12.405	$ 12.041	$ 12.219	$ 11.318	$ 11.354

Income from investment operations:

Net investment income	0.753	0.756	0.801	0.776	0.782	0.792	0.785	0.870	0.903	0.943

Net realized and unrealized gain (loss) on investments and forward commitments	(0.983)	0.236	0.356	(0.401)	1.307	(1.264)	0.618	0.001	0.916	(0.036)

Total income (loss) from investment operations	(0.230)	0.992	1.157	0.375	2.089	(0.472)	1.403	0.871	1.819	0.907

Less distributions:

Dividends from net investment income	(0.756)	(0.749)	(0.795)	(0.775)	(0.782)	(0.792)	(0.784)	(0.869)	(0.902)	(0.943)
Distribution from net realized gains	-	(0.057)	-	-	-	-	(0.255)	(0.158)	(0.016)	-
Distribution in excess of net realized gains	-	-	-	-	-	-	-	(0.022)	-	-

Total distributions	(0.756)	(0.806)	(0.795)	(0.775)	(0.782)	(0.792)	(1.039)	(1.049)	(0.918)	(0.943)

Net asset value: End of year	$ 11.610	$ 12.596	$ 12.410	$ 12.048	$ 12.448	$ 11.141	$ 12.405	$ 12.041	$ 12.219	$ 11.318

Total return**	(1.83% )	8.14%	9.91%	3.25%	19.14%	(3.76% )	11.81%	7.31%	16.66%	8.38%

Net assets (in millions):

End of year	$ 239.91	$ 254.11	$ 205.32	$ 181.57	$ 158.70	$ 121.21	$ 129.11	$ 88.15	$ 66.98	$ 43.07

Ratio of expenses to average net assets	0.50%	0.48%	0.47%	0.51%	0.52%	0.52%	0.54%	0.56%	0.57%	0.57%

Ratio of net investment income to average net assets	6.19%	6.07%	6.06%	6.54%	6.63%	6.69%	6.37%	7.28%	7.96%	8.40%

Portfolio turnover rate	41.18%	41.18%	41.99%	46.12%	70.00%	32.77%	58.81%	39.51%	61.85%	69.93%

**	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.
The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

FINANCIAL HIGHLIGHTS (Continued)

Selected per share data for each series share outstanding throughout:

	MML BLEND FUND

	Year Ended December 31,
	1999	1998	1997	1996	1995	1994	1993	1992	1991	1990

Net asset value: Beginning of year	$ 25.083	$ 24.080	$ 21.973	$ 20.519	$ 17.672	$ 18.305	$ 17.846	$ 17.307	$ 14.839	$ 15.428

Income from investment operations:

Net investment income	0.837	0.417	0.843	0.824	0.811	0.707	0.655	0.707	0.736	0.792

Net realized and unrealized gain (loss) on investments and forward commitments	(1.133)	2.360	3.692	1.990	3.246	(0.271)	1.057	0.880	2.771	(0.445)

Total income (loss) from investment operations	(0.296)	2.777	4.535	2.814	4.057	0.436	1.712	1.587	3.507	0.347

Less distributions:

Dividends from net investment income	(0.837)	(0.416)	(0.843)	(0.824)	(0.811)	(0.707)	(0.655)	(0.707)	(0.736)	(0.811)
Distribution from net realized gains	(0.443)	(1.358)	(1.585)	(0.536)	(0.399)	(0.359)	(0.598)	(0.326)	(0.303)	(0.125)
Distribution in excess of net realized gains	-	-	-	-	-	(0.003)	-	(0.015)	-	-

Total distributions	(1.280)	(1.774)	(2.428)	(1.360)	(1.210)	(1.069)	(1.253)	(1.048)	(1.039)	(0.936)

Net asset value: End of year	$ 23.507	$ 25.083	$ 24.080	$ 21.973	$ 20.519	$ 17.672	$ 18.305	$ 17.846	$ 17.307	$ 14.839

Total return**	(1.24% )	13.56%	20.89%	13.95%	23.28%	2.48%	9.70%	9.36%	24.00%	2.37%

Net assets (in millions):

End of year	$ 2,636.32	$ 2,814.69	$ 2,471.83	$ 2,093.99	$ 1,823.14	$ 1,444.26	$ 1,296.54	$ 1,013.28	$ 797.04	$ 574.15

Ratio of expenses to average net assets	0.38%	0.37%	0.38%	0.38%	0.38%	0.39%	0.40%	0.41%	0.42%	0.44%

Ratio of net investment income to average net assets	3.34%	3.43%	3.56%	3.87%	4.19%	3.93%	3.60%	4.07%	4.54%	5.37%

Portfolio turnover rate	20.69%	28.64%	21.20%	19.10%	30.78%	26.59%	20.20%	25.43%	26.92%	24.55%

**	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.
The accompanying notes are an integral part of the financial statements.

MML Equity Fund

SCHEDULE OF INVESTMENTS
December 31, 1999

	Number of Shares	Market Value (Note 2)

EQUITIES - 100.12%

Aerospace & Defense - 3.20%
Honeywell International, Inc.	749,925	$ 43,261,298
TRW, Inc.	861,100	44,723,381

		87,984,679

Apparel, Textiles & Shoes - 0.87%
V F Corporation	800,000	24,000,000

Automotive & Parts - 1.83%
Delphi Automotive Systems Corporation	1,491,500	23,491,125
Ford Motor Company	500,000	26,718,750

		50,209,875

Banking, Savings & Loans - 6.90%
The Bank of New York Company, Incorporated	1,320,000	52,800,000
Comerica, Inc.	485,250	22,655,109
First Union Corp.	543,776	17,842,650
Fleet Boston Financial Corp.	620,853	21,613,445
Pacific Century Financial Corporation	977,900	18,274,506
Wachovia Corp.	363,200	24,697,600
Wells Fargo & Company	782,000	31,622,125

		189,505,435

Beverages - 0.96%
Brown-Forman Corporation (Class B)	463,000	26,506,750

Broadcasting, Publishing & Printing - 2.24%
McGraw-Hill Companies, Inc.	1,000,000	61,625,000

Chemicals - 3.61%
Air Products & Chemicals, Inc.	700,000	23,493,750
Engelhard Corporation	1,650,000	31,143,750
Rohm & Haas Company	1,095,000	44,552,812

		99,190,312

	Number of Shares	Market Value (Note 2)

Communications - 4.83%
GTE Corporation	946,800	$ 66,808,575
SBC Communications, Inc.	1,352,824	65,950,170

		132,758,745

Computers & Office Equipment - 11.14%
Electronic Data Systems Corporation	900,400	60,270,525
Hewlett-Packard Company	940,000	107,101,250
International Business Machines Corporation	880,000	95,040,000
Pitney Bowes, Inc.	904,000	43,674,500

		306,086,275

Containers - 2.68%
Bemis Company, Inc.	700,300	24,422,962
Crown Cork & Seal Company, Inc.	1,220,700	27,313,162
Temple-Inland, Inc.	330,000	21,759,375

		73,495,499

Cosmetics & Personal Care - 2.55%
Kimberly-Clark Corporation	1,075,000	70,143,750

Electric Utilities - 2.32%
Dominion Resources, Inc.	840,000	32,970,000
Pinnacle West Capital	459,800	14,052,637
Teco Energy, Inc.	904,700	16,793,494

		63,816,131

Electrical Equipment & Electronics - 4.69%
General Electric Company	700,000	108,325,000
Hubbell, Incorporated (Class B)	757,144	20,632,175

		128,957,175

Energy - 10.89%
APACHE Corporation	714,200	26,380,763
BP Amoco plc - Sponsored ADR**	1,402,732	83,199,542
Burlington Resources, Inc.	850,000	28,103,125
Chevron Corporation	350,000	30,318,750
Conoco, Inc. (Class A)	1,018,900	25,217,775

	Number of Shares	Market Value (Note 2)

Energy (Continued)
Exxon Mobil Corporation	726,082	$ 58,494,981
Unocal Corporation	931,000	31,246,688
USX-Marathon Group, Inc.	655,200	16,175,250

		299,136,874

Financial Services - 3.47%
American Express Company	324,800	53,998,000
American General Corporation	492,900	37,398,788
The Goldman Sachs Group, L.P.	41,200	3,880,525

		95,277,313

Foods - 3.45%
Bestfoods	493,000	25,913,313
ConAgra, Inc.	1,781,000	40,183,813
General Mills, Inc.	800,000	28,600,000

		94,697,126

Forest Products & Paper - 2.60%
Westvaco Corporation	873,055	28,483,419
Weyerhaeuser Company	600,000	43,087,500

		71,570,919

Healthcare - 7.56%
Becton, Dickinson & Company	1,388,600	37,145,050
Bristol-Myers Squibb Company	1,281,100	82,230,606
Pharmacia & Upjohn, Inc.	933,800	42,021,000
Schering-Plough Corp.	1,100,000	46,406,250

		207,802,906

Industrial Distribution - 1.06%
W.W. Grainger, Inc.	612,000	29,261,250

Industrial Diversified - 1.77%
Illinois Tool Works, Inc.	317,500	21,451,094
Tyco International Ltd.	700,008	27,212,811

		48,663,905

Insurance - 5.81%
Hartford Financial Services Group, Inc.	563,200	26,681,600

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Equity Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Number of Shares	Market Value (Note 2)

Insurance (Continued)
Jefferson-Pilot Corporation	355,500	$ 24,262,875
Marsh & McLennan Companies, Inc.	841,500	80,521,031
MBIA, Inc.	536,000	28,307,500

		159,773,006

Machinery & Components - 2.32%
Dover Corporation	650,000	29,493,750
Parker-Hannifin Corporation	668,075	34,280,598

		63,774,348

Miscellaneous - 1.38%
Avery Dennison Corp.	23,800	1,734,425
Minnesota Mining & Manufacturing Co.	369,500	36,164,813

		37,899,238

Pharmaceuticals - 1.08%
American Home Products Corporation	750,000	29,578,125

Retail - 3.07%
The May Department Stores Company	814,500	26,267,625
Newell Rubbermaid, Inc.	1,250,800	36,273,200
Sears Roebuck and Co.	719,300	21,893,694

		84,434,519

Retail - Grocery - 2.52%
Albertson’s, Inc.	2,148,066	69,275,129

Tobacco - 2.29%
Fortune Brands, Inc.	1,061,500	35,095,844
UST, Inc.	1,100,500	27,718,844

		62,814,688

Transportation - 3.03%
Burlington Northern Sante Fe Corp.	1,038,600	25,186,050
Galileo International, Inc.	929,000	27,811,938
Norfolk Southern Corporation	1,120,100	22,962,050
United Parcel Service, Inc. (Class B)	106,700	7,362,300

		83,322,338

	Principal Amount	Market Value (Note 2)

TOTAL EQUITIES (Cost $1,757,118,246)		$ 2,751,561,310

SHORT-TERM INVESTMENTS - 3.04%
Commercial Paper - 3.04%
AIG Funding, Inc.
6.41% 01/20/2000	$ 10,000,000	9,966,192
Abbott Laboratories
6.26% 01/13/2000	7,500,000	7,484,345
AT&T Corporation
6.36% 01/14/2000	7,500,000	7,482,769
Bell Atlantic Financial Services
6.52% 01/21/2000	7,500,000	7,472,863
Coca Cola Company
6.04% 02/03/2000	8,074,000	8,029,408
Du Pont (EI) de Nemours
5.36% 1/21/2000	3,598,000	3,587,301
Ford Motor Credit
6.37% 01/13/2000	2,953,000	2,947,082
General Electric Capital Corp.
6.56% 01/12/2000	9,500,000	9,480,955
General Motors Acceptance Corporation
6.42% 01/14/2000	12,000,000	11,972,204
Heinz H.J. Company
6.32% 01/27/2000	6,188,000	6,159,795
Nike, Inc.
6.37% 01/31/2000	9,000,000	8,952,290

TOTAL SHORT-TERM INVESTMENTS
(Cost $83,535,236)		83,535,204

TOTAL INVESTMENTS - 103.16%	2,835,096,514
(Cost $1,840,653,482)***

Other Assets/(Liabilities) - (3.16%)	(86,941,181)

NET ASSETS - 100%	$2,748,155,333

Notes to Schedule of Investments
**	ADR: American Depository Receipt
***	Aggregate cost for Federal tax purposes (Note 7)

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund

SCHEDULE OF INVESTMENTS
December 31, 1999

	Principal Amount	Market Value (Note 2)

SHORT-TERM INVESTMENTS - 100.55%

Commercial Paper - 95.83%
Abbott Laboratories
5.77% 01/11/2000	$ 3,160,000	$ 3,154,953
Allied Signal, Inc.
5.77% 02/11/2000	4,530,000	4,500,593
Allied Signal, Inc.
5.87% 02/14/2000	1,485,000	1,474,437
Bell Atlantic Network Funding Corp.
5.82% 01/13/2000	5,880,000	5,868,632
BellSouth Telecommunications, Inc.
5.70% 01/27/2000	1,600,000	1,593,494
BellSouth Telecommunications, Inc.
5.56% 01/28/2000	3,240,000	3,226,684
BellSouth Telecommunications, Inc.
5.83% 02/03/2000	1,065,000	1,059,337
BEMIS Co.
5.39% 01/31/2000	3,930,000	3,912,643
BEMIS Co.
5.84% 02/10/2000	2,485,000	2,469,041
CIT Group Holdings, Inc.
5.92% 01/07/2000	7,190,000	7,182,930
Campbell Soup Company
5.79% 02/01/2000	3,880,000	3,860,755
Campbell Soup Company
5.90% 02/02/2000	3,330,000	3,312,595
Cargill, Inc.
4.96% 02/04/2000	6,135,000	6,106,782
Caterpillar Financial Services
5.76% 02/28/2000	6,770,000	6,707,829
Coca Cola Co.
5.86% 03/21/2000	5,925,000	5,848,370
Cooper Industries, Inc.
6.00% 01/20/2000	3,975,000	3,962,475
Cooper Industries, Inc.
6.13% 02/08/2000	3,700,000	3,676,176
Corning, Inc.
6.08% 01/25/2000	3,880,000	3,864,428
Countrywide Home Loans
5.25% 01/04/2000	4,915,000	4,912,849
Duke Energy Corporation
6.16% 01/06/2000	4,895,000	4,890,819

	Principal Amount	Market Value (Note 2)

Duke Energy Corporation
6.08% 02/17/2000	$ 1,680,000	$ 1,666,730
E.I. Dupont De Nemours
5.74% 04/27/2000	1,110,000	1,089,581
E.I. Dupont De Nemours
5.76% 06/02/2000	1,750,000	1,707,755
E.I. Dupont De Nemours
5.65% 08/28/2000	2,520,000	2,427,096
Ford Motor Credit Co.
5.93% 01/20/2000	390,000	388,786
Ford Motor Credit Co.
5.42% 03/31/2000	685,000	675,890
Fortune Brands, Inc.
5.44% 02/03/2000	1,600,000	1,592,153
GTE Funding, Inc.
5.99% 02/23/2000	3,250,000	3,221,627
GTE Funding, Inc.
5.99% 03/10/2000	2,730,000	2,698,867
General Electric Capital Corp.
5.96% 01/20/2000	2,400,000	2,392,501
General Electric Capital Corp.
4.95% 01/21/2000	3,580,000	3,570,368
General Electric Capital Corp.
5.81% 02/03/2000	800,000	795,783
General Electric Capital Corp.
5.93% 03/22/2000	445,000	439,143
General Mills, Inc.
5.86% 02/23/2000	3,775,000	3,742,655
General Motors Acceptance Corp.
5.88% 02/10/2000	3,000,000	2,980,500
General Motors Acceptance Corp.
5.97% 02/22/2000	3,840,000	3,807,219
Georgia Power Company
5.79% 02/15/2000	4,890,000	4,855,098
Heinz H.J. Company
5.90% 02/07/2000	3,100,000	3,068,661

	Principal Amount	Market Value (Note 2)

Hershey Foods Corporation
5.78% 02/09/2000	$ 4,610,000	$ 4,581,340
Hershey Foods Corporation
5.92% 02/25/2000	3,000,000	2,973,004
IBM Credit Corporation
5.69% 02/16/2000	4,895,000	4,859,661
Jostens, Inc.
5.85% 01/26/2000	7,000,000	6,971,903
Lucent Technologies, Inc.
5.17% 01/31/2000	870,000	866,317
Lucent Technologies, Inc.
5.82% 03/30/2000	4,155,000	4,095,935
Lucent Technologies, Inc.
5.86% 04/28/2000	2,760,000	2,707,801
Minnesota Mining & Manufacturing Co.
5.68% 01/18/2000	4,515,000	4,502,954
Minnesota Mining & Manufacturing Co.
5.98% 02/24/2000	1,485,000	1,471,746
Nestle Capital Corp.
5.60% 09/22/2000	3,650,000	3,502,763
Potomac Electric Power
5.95% 01/24/2000	2,535,000	2,525,391
Potomac Electric Power
5.81% 01/27/2000	5,000,000	4,979,236
Textron, Inc.
5.93% 01/14/2000	4,745,000	4,734,891
Walt Disney Company
5.71% 01/19/2000	6,255,000	6,237,298
Walt Disney Company
5.74% 05/26/2000	1,400,000	1,367,920
Wisconsin Electric Power Co.
6.13% 02/18/2000	5,890,000	5,842,095
Wisconsin Gas Co.
5.95% 01/10/2000	5,000,000	4,992,625
Wisconsin Gas Co.
6.02% 01/12/2000	2,295,000	2,290,807

Total Commercial Paper
(Cost $192,209,922)		192,209,922

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Money Market Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Principal Amount	Market Value (Note 2)

Discount Notes - 4.72%
Federal Home Loan Mortgage Corporation
5.56% 06/02/2000	$ 1,975,000	$ 1,928,868
Federal Home Loan Mortgage Corporation
5.88% 06/15/2000	2,570,000	2,501,234
Federal National Mortgage Association
5.64% 05/18/2000	5,150,000	5,039,588

Total Discount Notes
(Cost $9,469,690)		9,469,690

TOTAL SHORT-TERM INVESTMENTS
(Cost $201,679,612)		201,679,612

TOTAL INVESTMENTS - 100.55%		201,679,612
(Cost $201,679,612)***

Other Assets/(Liabilities) - (0.55%)		(1,109,701)

NET ASSETS - 100%		$ 200,569,911

Notes to Schedule of Investments

*** Aggregate cost for Federal tax purposes (Note 7)

The remainder of this page intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund

SCHEDULE OF INVESTMENTS
December 31, 1999

	Principal Amount	Market Value (Note 2)

BONDS AND NOTES - 99.87%

Asset Backed Securities - 7.06%
California Infrastructure PG&E-1, 1997-1, Class A6
6.320% 09/25/2005	$ 250,000	$ 245,870
California Infrastructure SDG&E-1, 1997-1, Class A5
6.190% 09/25/2005	250,000	244,962
California Infrastructure SCE-1, 1997-1, Class A5
6.280% 09/25/2005	300,000	294,699
Capita Equipment Receivables Trust, 1996-1, Class A4
6.280% 06/15/2000	335,430	335,414
Case Equipment Loan Trust, 1998-A, Class A4
5.830% 02/15/2005	1,500,000	1,478,775
Chase Manhattan Auto Owner Trust, 1998-A, Class A4
5.800% 12/16/2002	1,500,000	1,481,055
Chase Manhattan RV Owner Trust, 1997-A, Class A7
6.140% 10/16/2006	2,000,000	1,989,600
Metlife Capital Equipment Loan Trust, 1997-A, Class A
6.850% 05/20/2008	1,000,000	993,010
Peco Energy Transition Trust 1999-A, Class A6
6.050% 03/01/2009	1,000,000	938,120
Peco Energy Transition Trust 1999-A, Class A7
6.130% 03/01/2009	500,000	460,465
Premier Auto Trust 1998-4,
Class A3 5.690% 06/08/2002	1,500,000	1,486,485
Premier Auto Trust 1998-5,
Class A3 5.070% 07/08/2002	1,000,000	981,960
Railcar Trust No. 1992-1
7.750% 06/01/2004	1,089,700	1,100,161

	Principal Amount	Market Value (Note 2)

Rental Car Finance Series 1999-1 Class A 144A
5.900% 02/25/2007 †	$ 750,000	$ 721,493
Textron Financial Corp. Series 1998, Class A2
5.890% 01/15/2005	1,500,000	1,474,110
Toyota Auto Lease Trust 1998-B, Class A1
5.350% 07/25/2002	1,500,000	1,497,750
Travelers Funding Ltd Series 1A Class A1
6.300% 02/18/2014	1,400,000	1,205,820

Total Asset Backed Securities
(Cost $17,413,153)		16,929,749

Corporate Debt - 46.73%
AMR Corp.
9.000% 08/01/2012	1,000,000	1,027,240
AirTouch Communications, Inc.
7.500% 07/15/2006	1,500,000	1,517,760
Alcan Aluminum Ltd.
6.250% 11/01/2008	800,000	727,600
America West Airlines 1996-1, Class A
6.850% 7/02/2009	1,655,233	1,542,330
American Airlines, Inc.
9.780% 11/26/2011	1,732,567	1,874,014
American General Finance Corp.
5.750% 11/01/2003	1,000,000	945,790
Analog Devices, Inc.
6.625% 03/01/2000	1,000,000	1,000,200
Archer-Daniels Midland Co.
6.750% 12/15/2027	750,000	654,960
Associates Corp. of North America
7.875% 09/30/2001	2,000,000	2,031,700
Atlantic Richfield Co.
7.770% 02/13/2002	3,000,000	3,051,870
BHP Finance (USA) Limited
6.420% 03/01/2026	2,000,000	1,937,520
Barrick Gold Corp.
7.500% 05/01/2007	2,000,000	1,967,880

	Principal Amount	Market Value (Note 2)

Bell Atlantic Financial
Services, Inc. 6.610% 02/04/2000	$ 2,000,000	$ 2,000,640
Boston Scientific Corp.
6.625% 03/15/2005	2,500,000	2,296,375
CIT Group Holdings
5.625% 10/15/2003	1,000,000	944,830
Capitol Records, Inc. 144A
8.375% 08/15/2009 †	2,000,000	1,948,638
Carlisle Companies, Inc.
7.250% 01/15/2007	1,500,000	1,395,435
Celulosa Arauco Constitution
6.950% 09/15/2005	1,000,000	940,850
Champion International Corp.
6.400% 02/15/2026	1,500,000	1,403,265
Columbia Gas System, Inc.
6.610% 11/28/2002	2,000,000	1,950,040
Comcast Cable Comm., Inc.
8.375% 05/01/2007	1,250,000	1,296,963
Commercial Credit Co.
7.750% 03/01/2005	3,000,000	3,056,160
ConAgra, Inc.
7.000% 10/01/2028	1,250,000	1,098,550
Continental Airlines, Inc. Series 1996-B
7.820% 10/15/2013	1,367,125	1,323,034
Continental Airlines, Inc. Series 1996-2B
8.560% 07/02/2014	929,950	941,082
CSX Corp.
7.050% 05/01/2002	1,000,000	996,170
CSX Corp.
7.250% 05/01/2027	2,000,000	1,948,800
Dover Corp.
6.250% 06/01/2008	750,000	675,428
Dover Corp.
6.650% 06/01/2028	750,000	626,588
Dow Capital
7.125% 01/15/2003	4,000,000	3,977,800
Duke Capital Corp.
8.000% 10/01/2019	800,000	805,840

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Principal Amount	Market Value (Note 2)

Emerald CBO 144A
6.544% 05/24/2011 †	$ 1,000,000	$ 992,500
Equifax, Inc.
6.500% 06/15/2003	1,250,000	1,210,062
ERAC USA Finance Co. 144A
6.750% 5/15/2007†	2,000,000	1,853,040
FBG Finance Ltd. 144A
7.875% 06/01/2016 †	1,250,000	1,240,413
Fletcher Challenge Ltd.
6.750% 03/24/2005	500,000	463,815
Fletcher Challenge Ltd.
7.750% 06/20/2006	1,500,000	1,445,520
Ford Motor Credit Company
7.375% 10/28/2009	1,000,000	987,250
General American Transportation Corp.
6.750% 03/01/2006	2,000,000	1,848,520
General Electric Capital Corp.
5.500% 04/15/2002	1,000,000	970,650
General Electric Capital Corp.
8.750% 05/21/2007	1,000,000	1,080,240
General Mills
8.900% 06/15/2006	1,000,000	1,077,540
Heller Financial, Inc.
6.250% 03/01/2001	1,000,000	991,250
Heller Financial, Inc. 144A
7.375% 11/01/2009 †	1,000,000	972,197
Hershey Foods Co.
7.200% 08/15/2027	1,500,000	1,423,680
Household Finance Corp.
6.500% 11/15/2008	1,000,000	926,110
I C I Wilmington
7.050% 09/15/2007	750,000	715,912
IMC Global, Inc.
6.625% 10/15/2001	1,000,000	982,310
IMCERA Group, Inc.
6.000% 10/15/2003	2,000,000	1,854,880
Interpool, Inc
7.350% 08/01/2007	500,000	412,095
Jet Equipment Trust
8.235% 11/01/2012	1,793,812	1,817,491

	Principal Amount	Market Value (Note 2)

Lasmo USA, Inc.
6.750% 12/15/2007	$ 2,000,000	$ 1,883,992
Leucadia National Corp.
7.750% 08/15/2013	2,000,000	1,888,640
Marsh & Mclennan Companies
7.125% 06/15/2009	750,000	725,891
Meritor Automotive Inc
6.800% 02/15/2009	1,000,000	908,920
Millipore Corp.
7.500% 04/01/2007	1,000,000	924,140
Mobil Corp.
8.625% 08/15/2021	2,000,000	2,251,640
Morgan Stanley, Dean Witter
5.625% 01/20/2004	1,300,000	1,224,509
Newmont Mining Corp.
8.625% 04/01/2002	2,000,000	2,014,140
News America, Inc.
7.300% 04/30/2028	1,000,000	891,980
News America Holdings, Inc.
9.250% 02/01/2013	2,000,000	2,176,560
Norfolk Southern Corp.
7.050% 05/01/2037	2,500,000	2,478,225
Pepsi Bottling Holdings, Inc. 144A
5.625% 2/17/2009†	700,000	618,069
Ralston Purina Co.
7.750% 10/01/2015	3,000,000	2,833,590
Raytheon Co.
6.750% 08/15/2007	500,000	466,465
Raytheon Co.
6.750% 03/15/2018	750,000	651,420
Republic Services
7.125% 05/15/2009	1,000,000	877,480
Ryder System, Inc.
6.600% 11/15/2005	750,000	690,187
Scholastic Corp.
7.000% 12/15/2003	1,500,000	1,459,035
Schwab (Charles) Corp.
6.250% 01/23/2003	2,000,000	1,926,260
Sears Roebuck Acceptance Corp.
6.750% 09/15/2005	1,500,000	1,420,110

	Principal Amount	Market Value (Note 2)

Sprint Capital Corp.
6.125% 11/15/2008	$ 750,000	$ 680,010
Sprint Capital Corp.
6.900% 05/01/2019	750,000	682,110
SuperValu, Inc. 144A
7.875% 08/01/2009 †	2,000,000	1,978,930
Thomas & Betts Corp.
8.250% 01/15/2004	1,500,000	1,500,645
Time Warner, Inc. 144A
6.100% 12/30/2001 †	500,000	490,085
Times Mirror Company
7.450% 10/15/2009	1,300,000	1,293,201
U S Airways, Inc.
7.500% 04/15/2008	909,519	832,528
Union Tank Car
6.790% 05/01/2010	2,000,000	1,826,020
United Air Lines, Inc.
10.110% 02/19/2006	353,576	376,152
Valero Energy Corp.
7.375% 03/15/2006	1,000,000	948,736
Vulcan Materials
6.000% 04/01/2009	800,000	716,296
W P P Finance
6.625% 07/15/2005	900,000	834,601
Williams Companies, Inc.
7.625% 07/15/2019	500,000	479,970

Total Corporate Debt
(Cost $116,899,593)		112,121,364

Non-U S Government Agency Obligations - 3.30%
Asset Securitization Corp Commercial Mortgage, 1995-MD-IV
7.100% 08/13/2007	2,329,033	2,305,650
Chase Commercial Mortgage Sec, Inc., 1998-2, Class A1
6.025% 08/18/2007	1,163,608	1,106,637
C S First Boston Mortgage Corp, 1998-C2, Class A1
5.960% 12/15/2007	937,945	891,048
Merrill Lynch Mortgage Inv. ctf, 1998, Class A1
6.310% 11/15/2026	1,502,563	1,454,782

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Principal Amount	Market Value (Note 2)

Salomon Brothers Mtg Secs VII Series 1997-TZH Class B 144A
7.491% 03/25/2022 †	$ 1,250,000	$ 1,226,594
Starwood Commercial Mtg Trust Series 1999-C1A Class B 144A
6.920% 02/03/2009 †	1,000,000	934,000

Total Non-U S Government Agency Obligations
(Cost $8,381,245)		7,918,711

U.S. Government Agency Obligations - 16.95%
Federal Home Loan Mortgage Corporation (FHLMC) - 2.13%
Collateralized Mortgage Obligations - 1.25%
FHLMC Series 1322 Class G
7.500% 02/15/2007	1,008,131	1,013,484
FHLMC Series 1460 Class H
7.000% 05/15/2007	2,000,000	1,993,120

		3,006,604

Pass-Through Securities - 0.88%
FHLMC
6.420% 12/01/2005	2,099,556	2,025,231
FHLMC
9.000% 03/01/2017	80,178	83,593

		2,108,824

Total Federal Home Loan Mortgage Corporation (FHLMC)		5,115,428

Federal National Mortgage Association (FNMA) - 6.48%
Collateralized Mortgage Obligations - 5.68%
FNMA Series 1993-221 Class D
6.000% 12/25/2008	1,000,000	966,250
FNMA Series 1993-134 Class GA
6.500% 02/25/2007	2,000,000	1,980,620
FNMA Series 1993-231 Class M
6.000% 12/25/2008	3,322,000	3,180,815
FNMA Series 1993-186 Class G
6.250% 03/25/2008	3,700,000	3,660,669

	Principal Amount	Market Value (Note 2)

FNMA Series 1996-54 Class C
6.000% 09/25/2008	$ 4,000,000	$ 3,830,000

		13,618,354

Pass-Through Securities - 0.80%
FNMA
6.000% 11/01/2028	1,901,794	1,739,533
FNMA
9.000% 05/01/2009	178,863	185,443

		1,924,976

Total Federal National Mortgage Association (FNMA)		15,543,330

Government National Mortgage Association (GNMA) - 8.34%
Pass-Through Securities - 8.34%
GNMA 8.000%
12/15/2003 - 01/15/2009	4,270,643	4,312,069
GNMA 7.500%
03/15/2017 - 08/15/2029	7,918,089	7,857,642
GNMA 7.000%
09/15/2023 - 09/15/2029	7,382,920	7,138,676
GNMA - ARMS 6.750%
08/20/2025 ††	17,508	17,628
GNMA - ARMS 6.125%
11/20/2025 - 11/20/2027††	663,529	667,990

Total Government National Mortgage Association (GNMA)		19,994,005

Total U.S. Government Agency Obligations (Cost $41,392,074)		40,652,763

	Principal Amount	Market Value (Note 2)

U.S. Treasury Obligations - 25.83%
U.S. Treasury Bonds and Notes - 20.22%
U.S. Treasury Bond
7.500% 11/15/2016	$ 5,225,000	$ 5,589,914
U.S. Treasury Bond
7.125% 02/15/2023	2,000,000	2,082,180
U.S. Treasury Note
7.500% 02/15/2005	2,700,000	2,816,019
U.S. Treasury Note
6.500% 10/15/2006	34,250,000	34,158,895
U.S. Treasury Note
5.500% 05/15/2009	4,150,000	3,866,637

		48,513,645

U.S.Treasury Strips - 5.61%
U.S. Treasury Strip*
0.000% 05/15/2016	41,000,000	13,466,860

Total U.S. Treasury Obligations
(Cost $65,009,202)		61,980,505

TOTAL BONDS AND NOTES
(Cost $249,095,267)		239,603,092

SHORT-TERM INVESTMENTS - 0.42%
Commercial Paper
Enron Corporation
6.010% 01/10/2000	1,000,000	998,333

TOTAL SHORT-TERM INVESTMENTS
(Cost $998,500)		998,333

TOTAL INVESTMENTS - 100.29%		240,601,425
(Cost $250,093,767)***

Other Assets/(Liabilities) - (0.29%)		(691,863)

NET ASSETS - 100%		$ 239,909,562

Notes to Schedule of Investments

*	Non-income producing security.

***	Aggregate cost for Federal tax purposes (Note 7)

†	Securites exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities amounted to a value of $12,975,959 or 5.4% of net assets.

††	Variable rate coupon, interest rate shown reflects the rate currently in effect.

The accompanying notes are an integral part of the financial statements.

MML Blend Fund

SCHEDULE OF INVESTMENTS
December 31, 1999

	Number of Shares	Market Value (Note 2)

EQUITIES - 60.98%

Aerospace & Defense - 1.95%
Honeywell International, Inc.	442,687	$ 25,537,506
TRW, Inc.	496,600	25,792,163

		51,329,669

Apparel, Textiles & Shoes - 0.46%
V F Corporation	405,500	12,165,000

Automotive & Parts - 1.17%
Delphi Automotive Systems Corporation	1,000,000	15,750,000
Ford Motor Company	282,300	15,085,406

		30,835,406

Banking, Savings & Loan - 4.39%
The Bank of New York Company, Incorporated	920,200	36,808,000
Comerica, Incorporated	370,500	17,297,719
Fleet Boston Financial Corp.	302,160	10,518,945
Pacific Century Financial Corporation	690,600	12,905,588
Wachovia Corp.	260,000	17,680,000
Wells Fargo & Company	508,300	20,554,381

		115,764,633

Beverages - 0.83%
Brown-Forman Corporation (Class B)	382,500	21,898,125

Broadcasting, Publishing & Printing - 1.64%
McGraw-Hill Companies, Inc.	700,000	43,137,500

Chemicals - 2.43%
Air Products & Chemicals, Inc.	429,700	14,421,806
Engelhard Corporation	900,200	16,991,275
Rohm & Haas Company	799,300	32,521,519

		63,934,600

	Number of Shares	Market Value (Note 2)

Communications - 2.71%
GTE Corporation	494,400	$ 34,886,100
SBC Communications, Inc.	750,036	36,564,255

		71,450,355

Computers & Office Equipment - 6.60%
Electronic Data Systems Corporation	400,000	26,775,000
Hewlett-Packard Company	529,600	60,341,300
International Business Machine Corporation	542,200	58,557,600
Pitney Bowes, Inc.	585,900	28,306,294

		173,980,194

Containers - 1.47%
Bemis Company, Inc.	407,600	14,215,050
Crown Cork & Seal Company, Inc.	684,100	15,306,738
Temple-Inland, Inc.	140,600	9,270,812

		38,792,600

Cosmetics & Personal Care - 1.52%
Kimberly-Clark Corporation	615,900	40,187,475

Electric Utilities - 1.36%
Dominion Resources, Inc.	388,000	15,229,000
Pinnacle West Capital Corporation	349,800	10,690,762
Teco Energy, Inc.	541,300	10,047,881

		35,967,643

Electrical Equipment & Electronics - 3.09%
General Electric Company	450,000	69,637,500
Hubbell, Incorporated (Class B)	434,480	11,839,581

		81,477,081

Energy - 6.63%
APACHE Corporation	350,000	12,928,125
BP Amoco plc- Sponsored ADR**	800,358	47,471,234
Burlington Resources, Inc.	500,500	16,547,781
Chevron Corporation	200,000	17,325,000
Conoco, Inc. (Class A)	500,000	12,375,000

	Number of Shares	Market Value (Note 2)

Energy (Continued)
Exxon Mobil Corp.	484,099	$ 39,000,226
Unocal Corporation	584,900	19,630,706
USX-Marathon Group, Inc.	387,300	9,561,469

		174,839,541

Financial Services - 2.14%
American Express Company	182,400	30,324,000
American General Corporation	314,300	23,847,512
The Goldman Sachs Group, L.P.	24,400	2,298,175

		56,469,687

Foods - 2.11%
Bestfoods	318,200	16,725,388
ConAgra, Inc.	976,400	22,030,025
General Mills, Inc	469,400	16,781,050

		55,536,463

Forest Products & Paper - 1.43%
Westvaco Corporation	276,412	9,017,942
Weyerhaeuser Company	399,200	28,667,550

		37,685,492

Healthcare - 4.65%
Becton, Dickinson and Company	907,900	24,286,325
Bristol-Myers Squibb Company	825,300	52,973,944
Pharmacia & Upjohn, Inc.	415,200	18,684,000
Schering Plough Corp.	629,400	26,552,812

		122,497,081

Industrial Distribution - 0.76%
W.W. Grainger, Inc.	421,000	20,129,063

Industrial Diversified - 1.05%
Illinois Tool Works, Inc.	181,400	12,255,838
Tyco International Ltd.	399,962	15,548,523

		27,804,361

Insurance - 3.72%
Hartford Financial Services Group, Inc.	366,700	17,372,412

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Number of Shares	Market Value (Note 2)

Insurance (Continued)
Jefferson-Pilot Corporation	264,300	$ 18,038,475
Marsh & McLennan Companies, Inc.	458,300	43,853,581
MBIA, Inc.	356,000	18,801,250

		98,065,718

Machinery & Components - 1.00%
Dover Corporation	579,100	26,276,662

Miscellaneous - 0.92%
Avery Dennison Corp.	13,800	1,005,675
Minnesota Mining & Manufacturing Company	238,100	23,304,038

		24,309,713

Pharmaceuticals - 0.68%
American Home Products Corporation	453,100	17,869,131

Retail - 1.88%
The May Department Stores Company	468,450	15,107,513
Newell Rubbermaid, Inc.	750,000	21,750,000
Sears Roebuck & Co.	417,400	12,704,613

		49,562,126

Retail-Grocery - 1.21%
Albertson’s, Inc.	991,602	31,979,165

Tobacco - 1.32%
Fortune Brands, Inc.	600,000	19,837,500
UST, Inc.	589,400	14,845,512

		34,683,012

Transportation - 1.86%
Burlington Northern Santa Fe Corp.	667,000	16,174,750
Galileo International, Inc.	454,300	13,600,606
Norfolk Southern Corporation	730,200	14,969,100
United Parcel Service, Inc. (Class B)	61,000	4,209,000

		48,953,456

TOTAL EQUITIES
(Cost $907,333,631)		1,607,580,952

	Principal Amount	Market Value (Note 2)

BONDS AND NOTES - 24.66%

Asset Backed Securities - 1.65%
California Infrastructure PG&E, 1997-1, Class A6
6.320% 09/25/2005	$ 600,000	$ 590,088
California Infrastructure SDG&E, 1997-1, Class A5
6.190% 09/25/2005	500,000	489,925
California Infrastructure SCE, 1997-1, Class A5
6.280% 09/25/2005	650,000	638,515
Capital Equipment Receivables Trust, 1996-1, Class A4
6.280% 06/15/2000	670,861	670,827
Case Equipment Loan Trust, 1998-A, Class A4
5.830% 02/15/2005	3,500,000	3,450,475
Caterpillar Financial Services, 1997-B, Class A3
6.160% 09/25/2003	2,340,776	2,334,433
Chase Manhattan RV Owner Trust, 1997-A, Class A7
6.140% 10/16/2006	4,500,000	4,476,600
Chase Manhattan Auto Owner Trust, 1998-A, Class A4
5.800% 12/16/2002	3,750,000	3,702,637
Ford Credit Auto Master Trust, 1996-B, Class A4
6.300% 01/15/2001	2,019,095	2,019,095
Metlife Capital Equipment Loan Trust, 1997-A, Class A
6.850% 05/20/2008	2,500,000	2,482,525
Peco Energy, 1999-A, Class A7
6.130% 03/01/2009	1,300,000	1,197,209
Peco Energy, 1999-A, Class A6
6.050% 03/01/2009	2,450,000	2,298,394
Premier Auto Trust Series, 1998-4, Class A3
5.690% 06/08/2002	4,000,000	3,963,960
Premier Auto Trust Series, 1998-5, Class A3
5.070% 07/08/2002	2,000,000	1,963,920
Railcar Trust, 1992-1, Class A
7.750% 06/01/2004	986,178	995,646

	Principal Amount	Market Value (Note 2)

Rental Car Finance Corp. 1999-1, Class A 144A
5.900% 02/25/2007†	$ 2,400,000	$ 2,308,776
Textron Financial Corp. 1998-A, Class A2
5.890% 01/15/2005	3,500,000	3,439,590
Toyota Auto Lease Trust, 1998-B, Class A1
5.350% 07/25/2002	3,500,000	3,494,750
Travelers Funding Ltd., CBO Series 1A, Class A1
6.300% 02/18/2014	3,400,000	2,928,420

Total Asset Backed Securities
(Cost $44,572,181)		43,445,785

Corporate Debt - 11.02%
AMR Corporation
9.000% 08/01/2012	2,000,000	2,054,480
AT & T Corporation
5.625% 03/15/2004	4,050,000	3,830,045
Airtouch Communications, Inc.
7.500% 07/15/2006	4,000,000	4,047,360
Alcan Aluminum Ltd.
6.250% 11/01/2008	2,500,000	2,273,750
American West Airlines, Inc. Series A
6.850% 07/02/2009	4,019,852	3,745,658
American Airlines, Inc. Passthru Trust 94-A
9.780% 11/26/2011	4,331,418	4,685,035
American General Finance Corp.
5.750% 11/01/2003	2,000,000	1,891,580
Analog Devices
6.625% 03/01/2000	1,500,000	1,500,300
Archer-Daniels Midland Co.
6.750% 12/15/2027	1,650,000	1,440,912
Associates Corp. of North America
6.750% 08/01/2001	4,000,000	3,992,760
Associates Corp. of North America
6.500% 08/15/2002	2,000,000	1,975,540
BHP Finance (USA) Limited
6.420% 03/01/2026	4,500,000	4,359,420
Barrick Gold Corp.
7.500% 05/01/2007	4,250,000	4,181,745

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Principal Amount	Market Value (Note 2)

Corporate Debt (Continued)
Bell Atlantic Financial Services, Inc
6.610% 02/04/2000	$ 1,000,000	$ 1,000,320
Bombardier Capital 144A
6.000% 01/15/2002 †	4,000,000	3,898,704
Boston Scientific Corporation
6.625% 03/15/2005	6,050,000	5,557,228
C I T Group Holdings, Inc.
5.625% 10/15/2003	2,500,000	2,362,075
C I T Group Holdings, Inc.
6.375% 10/01/2002	4,000,000	3,916,720
CSX Corporation
7.050% 05/01/2002	2,000,000	1,992,340
CSX Corporation
7.250% 05/01/2004	250,000	245,928
CSX Corporation
7.250% 05/01/2027	4,500,000	4,384,800
Cable & Wireless Communications plc
6.750% 12/01/2008	5,750,000	5,693,805
Capitol Records, Inc. 144A
8.375% 08/15/2009 †	6,000,000	5,845,914
Carlisle Companies, Inc.
7.250% 01/15/2007	2,760,000	2,567,600
Celulosa Arauco Constitucion
6.950% 09/15/2005	2,500,000	2,352,125
Champion International Corp.
6.400% 02/15/2026	3,500,000	3,274,285
Columbia Gas System, Inc.
6.610% 11/28/2002	3,000,000	2,925,060
Comcast Cable Comm, Inc.
8.375% 05/01/2007	2,500,000	2,593,925
Commercial Credit Co.
7.750% 03/01/2005	2,500,000	2,546,800
ConAgra, Inc.
7.000% 10/01/2028	3,000,000	2,636,520
Continental Airlines, Inc. Series 1996-B
7.820% 10/15/2013	1,822,832	1,764,046
Continental Airlines, Inc. Series 1996-2B
8.560% 07/02/2014	1,627,413	1,646,893
Delta Air Lines, Inc. 92-C
8.540% 01/02/2007	3,811,892	3,887,558
Dover Corp.
6.250% 06/01/2008	2,000,000	1,801,140

	Principal Amount	Market Value (Note 2)

Dover Corp.
6.650% 06/01/2028	$ 2,000,000	$ 1,670,900
Duke Capital Corp.
8.000% 10/01/2019	3,800,000	3,827,740
ERAC USA Finance Co. 144A
6.750% 05/15/2007 †	6,000,000	5,559,120
Emerald Investment Grade CBO 144A
6.544% 05/24/2011 †	3,000,000	2,977,500
FBG Finance Ltd. 144A
7.875% 06/01/2016 †	4,000,000	3,969,320
Fletcher Challenge Ltd.
6.750% 03/24/2005	2,000,000	1,855,260
Fletcher Challenge Ltd.
7.750% 06/20/2006	2,000,000	1,927,360
Ford Motor Credit Company
6.400% 07/15/2006	1,500,000	1,497,420
Ford Motor Credit Company
7.375% 10/28/2009	3,000,000	2,961,750
GTE Corporation
9.100% 06/01/2003	575,000	606,545
General American Transportation Corp.
6.750% 03/01/2006	3,000,000	2,772,780
General Electric Capital Corp.
5.500% 04/15/2002	5,000,000	4,853,250
General Electric Capital Corp.
8.750% 05/21/2007	1,500,000	1,620,360
General Mills, Inc.
8.900% 06/15/2006	2,250,000	2,424,465
General Motors Corporation
9.125% 07/15/2001	1,500,000	1,548,855
Goldman Sachs Group, L.P. 144A
6.200% 02/15/2001 †	4,000,000	3,963,360
Halliburton Co.
5.625% 12/01/2008	1,500,000	1,319,040
Heller Financial, Inc.
6.250% 03/01/2001	2,500,000	2,478,125
Heller Financial, Inc. 144A
7.375% 11/01/2009 †	2,500,000	2,430,493
Hershey Foods Corp.
7.200% 08/15/2027	5,300,000	5,030,336
Household Finance Corp.
7.125% 09/01/2005	500,000	490,365
Household Finance Corp.
6.500% 11/15/2008	2,500,000	2,315,275

	Principal Amount	Market Value (Note 2)

I C I Wilmington
7.050% 09/15/2007	$ 2,500,000	$ 2,386,375
IMC Global, Inc.
6.625% 10/15/2001	2,500,000	2,455,775
Interpool, Inc.
7.350% 08/01/2007	2,000,000	1,648,382
Lasmo USA, Inc.
6.750% 12/15/2007	6,000,000	5,651,976
Leucadia National Corporation
7.750% 08/15/2013	3,000,000	2,832,960
Marsh & Mclennan Companies
7.125% 06/15/2009	2,000,000	1,935,708
Meritor Automotive, Inc.
6.800% 02/15/2009	4,000,000	3,635,680
Midway Airlines 144A
8.140% 01/02/2013 †	2,500,000	2,282,025
Millipore Corporation
7.500% 04/01/2007	4,250,000	3,927,595
Mobil Corp.
8.625% 08/15/2021	4,500,000	5,066,190
Morgan Stanley, Dean Witter
5.625% 01/20/2004	5,000,000	4,709,650
Newmont Mining Corp.
8.625% 04/01/2002	5,000,000	5,035,350
News America, Inc.
7.300% 04/30/2028	3,000,000	2,675,940
News America Holdings, Inc.
9.250% 02/01/2013	4,000,000	4,353,120
Norfolk Southern Corp.
7.050% 05/01/2037	6,000,000	5,947,740
North Finance (Bermuda) Ltd. 144A
7.000% 09/15/2005 †	4,000,000	3,841,440
Pepsi Bottling Holdings, Inc. 144A
5.625% 02/17/2009 †	2,250,000	1,986,651
Ralston Purina Co.
7.750% 10/01/2015	2,000,000	1,889,060
Raytheon Company
6.750% 08/15/2007	2,700,000	2,518,911
Raytheon Company
6.750% 03/15/2018	1,750,000	1,519,980
Republic Services
7.125% 05/15/2009	3,000,000	2,632,440
Ryder System, Inc.
6.600% 11/15/2005	3,500,000	3,220,875

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Principal Amount	Market Value Amount (Note 2)

Corporate Debt (Continued)
Scholastic Corp.
7.000% 12/15/2003	$ 3,000,000	$ 2,918,070
Schwab (Charles) Corp.
6.250% 01/23/2003	2,500,000	2,407,825
Scripps (EW) Co.
6.625% 10/15/2007	5,000,000	4,622,500
Sprint Capital Corp.
6.125% 11/15/2008	2,000,000	1,813,360
Sprint Capital Corp.
5.875% 05/01/2004	250,000	235,785
Sprint Capital Corp.
6.900% 05/01/2019	2,000,000	1,818,960
SuperValue, Inc. 144A
7.875% 08/01/2009 †	8,000,000	7,915,720
TCI Communications, Inc.
7.550% 09/02/2003	3,000,000	3,030,150
Texaco Capital, Inc.
5.500% 01/15/2009	4,000,000	3,511,608
Thomas & Betts Corp.
8.250% 01/15/2004	1,000,000	1,000,430
Time Warner, Inc.
7.750% 06/15/2005	3,000,000	3,033,090
Time Warner, Inc. 144A
6.100% 12/30/2001 †	4,750,000	4,655,807
Times Mirror Company
7.450% 10/15/2009	3,600,000	3,581,172
Union Oil Co. of California
7.500% 02/15/2029	3,600,000	3,359,142
Union Tank Car
6.790% 05/01/2010	4,000,000	3,652,040
U S Airways, Inc.
7.500% 04/15/2008	909,519	832,528
Valero Energy Corp.
7.375% 03/15/2006	2,000,000	1,897,472
Vulcan Materials
6.000% 04/01/2009	3,500,000	3,133,795
Williams Companies, Inc.
7.625% 07/15/2019	2,000,000	1,919,880
W P P Finance
6.625% 07/15/2005	2,250,000	2,086,503

Total Corporate Debt
(Cost $302,319,522)		290,551,650

	Principal Amount	Market Value Amount (Note 2)

Non-U S Government Agency Obligations - 0.77%
Collateralized Mortgage Obligations - 0.77%
Asset Securitization Corp. Commercial Mortgage 1995-MD-IV
7.100% 08/13/2007	$ 6,055,488	$ 5,994,690
Chase Commercial Mortgage Sec., Inc., 1998-2, Class A1
6.025% 08/18/2007	2,327,215	2,213,275
C S First Boston Mortgage Corp., 1998-C2, Class A1
5.960% 12/15/2007	2,813,835	2,673,144
Merrill Lynch Mortgage Inv. 1998, Class A1
6.310% 11/15/2026	3,863,734	3,740,867
Salomon Brothers Mortgage Securities VII 1997-TZH, Class B 144A
7.491% 03/25/2022 †	3,000,000	2,943,825
Starwood Commercial Mortgage Trust 1999-CIA, Class B 144A
6.920% 02/03/2009 †	3,000,000	2,802,000

Total Non-U S Government Agency Obligations
(Cost $21,560,864)		20,367,801

U S Government Agency Obligations - 3.69%
Federal Home Loan Mortgage Corporation (FHLMC) - 0.56%
Collateralized Mortgage Obligations - 0.35%
FHLMC Series 1322 Class G
7.500% 02/15/2007	2,520,327	2,533,710
FHLMC Series 1460 Class H
7.000% 05/15/2007	1,789,000	1,782,846
FHLMC Series 1490 Class PG
6.300% 05/15/2007	5,000,000	4,973,400

		9,289,956

Pass-Through Securities - 0.21%
FHLMC
6.420% 12/01/2005	5,420,672	5,228,780
FHLMC
9.000% 3/01/2017	240,534	250,778

		5,479,558

Total Federal Home Loan Mortgage Corporation (FHLMC)		14,769,514

	Principal Amount	Market Value Amount (Note 2)

Federal National Mortgage Association (FNMA) - 1.49%
Collateralized Mortgage Obligations - 1.27%
FNMA Series 1993-107 Class E
6.500% 06/25/2008	$ 5,000,000	$ 4,892,150
FNMA Series 1993-134 Class GA
6.500% 02/25/2007	5,000,000	4,951,550
FNMA Series 1993-71 Class PG
6.250% 07/25/2007	8,000,000	7,937,440
FNMA Series 1993-175 Class PU
6.350% 09/25/2008	7,015,000	6,813,319
FNMA Series 1993-186 Class G
6.250% 03/25/2008	5,000,000	4,946,850
FNMA Series 1996-54 Class C
6.000% 09/25/2008	4,000,000	3,830,000

		33,371,309

Pass-Through Securities - 0.22%
FNMA
8.000% 05/01/2013	699,017	701,289
FNMA
6.000% 11/01/2028	5,365,863	4,908,048
FNMA
6.000% 12/01/2028	361,548	330,700

		5,940,037

Total Federal National Mortgage Association (FNMA)		39,311,346

Government National Mortgage Association (GNMA) - 1.44%
Pass-Through Securities - 1.44%
GNMA 6.500%
10/15/2028 – 03/15/2029	15,057,987	14,130,866
GNMA 7.000%
04/15/2023 – 11/15/2023	3,485,354	3,389,507
GNMA 7.500%
09/15/2016 – 08/15/2029	13,059,094	12,933,443
GNMA 8.000%
01/15/2004 – 01/15/2009	5,723,958	5,779,481
GNMA 9.000%
08/15/2008 – 09/15/2009	932,117	965,487

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Principal Amount	Market Value (Note 2)

GNMA - ARMS
6.750% 08/20/2025† †	$ 643,738	$ 648,164

Total Government National Mortgage Association (GNMA)		37,846,948

U.S. Government Guaranteed Notes - 0.20%
1991-A Caguas
8.740% 08/01/2001	280,000	287,000
1991-A Cncl. Bluffs, IA
8.740% 08/01/2001	155,000	158,875
1991-A Fairfax Cnty, VA
8.740% 08/01/2001	85,000	87,125
1991-A Fajardo, PR
8.740% 08/01/2001	210,000	215,250
1991-A Gasden, AL
8.740% 08/01/2001	100,000	102,500
1991-A Lorain, OH
8.740% 08/01/2001	30,000	30,750
1991-A Mayaguez, PR
8.740% 08/01/2001	150,000	153,750
1991-A Rochester, NY
8.650% 08/01/2000	4,295,000	4,341,977

		5,377,227

Total U.S. Government Agency
Obligations (Cost $99,212,067)		97,305,035

U.S. Treasury Obligations - 7.53%
U.S. Treasury Bonds & Notes - 7.39%
U.S. Treasury Bond
7.500% 11/15/2016	43,298,000	46,321,932
U.S. Treasury Bond
8.750% 05/15/2017	40,100,000	47,894,237
U.S. Treasury Note
5.750% 08/15/2003	2,000,000	1,959,060
U.S. Treasury Note
6.500% 08/15/2005	40,500,000	40,500,000
U.S. Treasury Note
6.875% 05/15/2006	26,150,000	26,611,808
U.S. Treasury Note
6.500% 10/15/2006	31,500,000	31,416,210

		194,703,247

	Principal Amount	Market Value (Note 2)

U.S. Treasury Strips - 0.14%
U.S. Treasury Strip
0.000% 08/15/2015*	$ 2,000,000	$ 691,240
U.S. Treasury Strip
0.000% 02/15/2017*	9,500,000	2,967,325

		3,658,565

Total U.S. Treasury Obligations
(Cost $211,173,296)		198,361,812

TOTAL BONDS AND NOTES
(Cost $678,837,930)		650,032,083

SHORT-TERM INVESTMENTS - 16.76%

Commercial Paper – 15.90%
American Electric Power Co.
6.310% 01/20/2000	7,275,000	7,246,935
Appalachian Power Co.
5.860% 02/04/2000	7,200,000	7,154,628
Appalachian Power Co.
6.150% 02/10/2000	7,380,000	7,322,881
Appalachian Power Co.
6.540% 02/16/2000	7,840,000	7,771,213
Appalachian Power Co.
6.590% 02/18/2000	4,395,000	4,354,990
Aristar, Inc.
6.220% 02/09/2000	7,815,000	7,757,363
Bellsouth Telecomm, Inc.
6.080% 02/23/2000	11,445,000	11,333,519
Burlington Resources, Inc.
6.280% 01/13/2000	5,590,000	5,578,264
Case Credit Corporation
6.290% 02/01/2000	6,400,000	6,363,228
Case Credit Corporation
6.400% 02/15/2000	7,500,000	7,436,961
Case Credit Corporation
6.340% 03/01/2000	10,000,000	9,894,097
Case Credit Corporation
6.350% 03/27/2000	10,000,000	9,848,958
Case Credit Corporation
6.350% 03/28/2000	12,275,000	12,087,465
Caterpillar Financial Services
5.910% 02/28/2000	12,215,000	12,096,922
Comdisco, Inc.
6.520% 01/06/2000	7,900,000	7,892,836
Conagra, Inc.
6.490% 01/05/2000	8,500,000	8,493,536

	Principal Amount	Market Value (Note 2)

Conagra, Inc.
6.410% 01/07/2000	$ 9,830,000	$ 9,819,488
Crown Cork & Seal Co., Inc.
6.420% 01/13/2000	4,840,000	4,827,688
Crown Cork & Seal Co., Inc.
6.440% 02/01/2000	920,000	914,714
Crown Cork & Seal Co., Inc.
6.350% 03/06/2000	10,900,000	10,775,104
Detroit Edison Company
6.710% 01/03/2000	14,135,000	14,129,722
Detroit Edison Company
6.810% 01/04/2000	15,755,000	15,746,045
Dominion Resources, Inc.
6.380% 01/14/2000	10,865,000	10,839,186
Dominion Resources, Inc.
6.280% 01/24/2000	10,000,000	9,955,887
Dominion Resources, Inc.
6.420% 02/14/2000	8,800,000	8,728,235
Fortune Brands, Inc.
5.910% 02/07/2000	10,000,000	9,936,739
Fortune Brands, Inc.
5.170% 02/11/2000	6,300,000	6,255,762
GTE Funding, Inc.
6.090% 03/14/2000	9,535,000	9,421,322
Illinois Power Company
6.580% 01/10/2000	9,400,000	9,384,515
Indiana Michigan Power Co.
7.160% 01/11/2000	10,620,000	10,598,891
Indiana Michigan Power Co.
6.140% 01/18/2000	10,245,000	10,212,970
Indiana Michigan Power Co.
6.210% 01/21/2000	8,300,000	8,269,471
Indiana Michigan Power Co.
6.330% 01/28/2000	7,465,000	7,428,222
Kerr McGee Credit Corp.
6.370% 01/19/2000	10,875,000	10,837,022
Kerr McGee Credit Corp.
6.620% 01/27/2000	7,895,000	7,854,390
Kerr McGee Credit Corp.
6.440% 02/02/2000	10,215,000	10,152,556
Kerr McGee Credit Corp.
6.490% 02/25/2000	8,000,000	7,915,920
Praxair, Inc.
6.360% 02/08/2000	15,000,000	14,894,845

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Principal Amount	Market Value (Note 2)

Commercial Paper (Continued)
Praxair, Inc.
6.430% 02/17/2000	$ 8,280,000	$ 8,210,668
Praxair, Inc.
6.440% 02/22/2000	10,000,000	9,900,301
Public Service Electric & Gas Co.
6.550% 01/11/2000	9,000,000	8,983,629
Public Service Electric & Gas Co.
6.550% 01/12/2000	10,465,000	10,444,129
Public Service Electric & Gas Co.
6.540% 01/26/2000	7,935,000	7,897,079
Public Service Electric & Gas Co.
6.280% 01/31/2000	13,830,000	13,753,101
Ryder System, Inc.
6.450% 02/03/2000	7,500,000	7,451,401
Sierra Pacific Power Company
6.400% 02/24/2000	4,100,000	4,056,085
VF Corporation
6.200% 01/25/2000	7,000,000	6,969,103

Total Commercial Paper
(Cost $419,327,052)		419,197,986

	Principal Amount	Market Value (Note 2)

	Discount Notes – 0.86%
	Fhlb Discount Corp.
5.810% 03/22/2000	$ 8,520,000	$ 8,398,707
	Fc Discount Note
5.740% 03/31/2000	14,570,000	14,349,024

	Total Discount Notes
	(Cost $22,771,597)	22,747,731

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $442,098,649)	441,945,717

	TOTAL INVESTMENTS - 102.40%	2,699,558,752
	(Cost $2,028,270,210)***

	Other Assets/(Liabilities) - (2.40%)	(63,237,916)

	NET ASSETS - 100%	$ 2,636,320,836

Notes to Schedule of Investments

* Non-income producing security.

** ADR: American Depository Receipt

*** Aggregate cost for Federal tax purposes (Note 7)

  †  Securities exempt from registration under
  Rule144A of the Securities Act of 1933. These
  securities may be resold in transactions
  exempt from registration, normally to qualified
  institutional buyers. At December 31, 1999
  these securities amounted to a value of
$57,380,655 or 2.2% of net assets.

† † Variable rate coupon, interest rate shown reflects the rate currently in effect.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Fund
MML Series Investment Fund (“MML Trust ”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, registered open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”): MML Equity Fund (“Equity Fund ”), MML Money Market Fund (“Money Market Fund ”), MML Managed Bond Fund (“Managed Bond Fund”) and MML Blend Fund (“Blend Fund”).

The MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual”) for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (“Trustees”), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For the Equity Fund, Managed Bond Fund and Blend Fund, short-term securities with more than sixty days to maturity from the date of purchase are valued at market and short-term securities having a maturity from the date of purchase of sixty days or less are valued at amortized cost. The Money Market Fund’s portfolio securities are valued at amortized cost in accordance with a rule of the Securities and Exchange Commission pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per share net asset value of $1.00. All other securities and other assets, for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Securities Lending
The Managed Bond Fund, Equity Fund and Blend Fund may lend their securities to qualified brokers. The Managed Bond Fund, Equity Fund and Blend Fund may make loans of portfolio securities; however, securities, lending can not exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Equity Fund and the Blend Fund taken at current value. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 1999, the Funds did not have any loaned securities.

Notes to Financial Statements (Continued)

Accounting for Investments
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premiums and discounts on short-term securities are amortized in determining interest income.

The cost basis of long-term bonds is not adjusted for amortization of premium or accrual of discount since the Managed Bond Fund and the Blend Fund do not generally intend to hold such investments until maturity; however, MML Trust has elected to accrue for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

Federal Income Tax
It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Foreign Currency Translation
The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollars last quoted by any major bank at the end of each business day. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market price of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Commitments
Each Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. At December 31, 1999, the Funds had no open forward commitments.

3.	Management Fees and Other Transactions with Affiliates

Investment Management Fee
MassMutual serves as investment adviser to the Funds and provides administrative services needed by the Funds. For acting as such, MassMutual receives a quarterly fee from each Fund at the annual rate of 0.50% of the first $100,000,000, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over $500,000,000 of the average daily net asset value of each Fund.

MassMutual has entered into an investment sub-advisory agreement with David L. Babson and Company, Incorporated (“Babson”), a wholly owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. The agreement provides that Babson provide investment sub-advisory services with respect to the assets of the Equity Fund and the assets of the Equity Segment of the Blend Fund. MassMutual pays Babson a quarterly fee equal to an annual rate of 0.13% of the average daily net asset value of the Equity Fund and the Equity Segment of the Blend Fund. See footnote nine, subsequent events.

MassMutual has agreed, at least through April 30, 2000, to bear the expenses of the Funds to the extent that the aggregate expenses (excluding each Fund’s management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during each Fund’s fiscal year exceed 0.11% of the average daily net asset value of each Fund for such year. For the period ended December 31, 1999, MassMutual was not required to reimburse the Funds for any expenses.

Other	Certain officers and trustees of the Trust are also officers of MassMutual. The compensation of unaffiliated directors of the Trust is borne by the Funds.

4.	Purchases and Sales of Investments
Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 1999, were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases
Equity Fund	$ -	$464,870,018
Managed Bond Fund	82,117,793	40,066,239
Blend Fund	141,443,087	356,787,298
Sales
Equity Fund	$ -	$501,992,635
Managed Bond Fund	57,975,494	41,759,912
Blend Fund	151,584,039	408,938,560
Notes to Financial Statements (Continued)

5.	Capital Share Transactions	The Funds are authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for each Fund are as follows:

	For the Year Ended December 31, 1999
	MML Equity Fund	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund
Shares
Reinvestment of dividends	3,796,729	8,562,616	1,382,881	9,983,544
Sales of shares	4,812,759	167,122,965	3,342,080	4,777,625
Redemptions of shares	(8,388,952)	(153,549,427)	(4,234,710)	(14,823,643)

Net Increase	220,536	22,136,154	490,251	(62,474)

Amount
Reinvestment of dividends	$148,822,870	$ 8,562,616	$16,813,962	$249,891,784
Sales of shares	189,299,023	167,122,965	40,899,424	118,555,152
Redemptions of shares	(328,080,513)	(153,549,427)	(51,248,822)	(367,816,808)

Net Increase	$ 10,041,380	$ 22,136,154	$ 6,464,564	$ 630,128

	For the Year Ended December 31, 1998
	MML Equity Fund	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund
Shares
Reinvestment of dividends	5,377,343	7,577,176	1,080,294	10,548,232
Sales of shares	7,903,059	188,771,360	4,363,667	6,180,424
Redemptions of shares	(5,006,969)	(159,080,164)	(1,816,564)	(7,166,826)

Net Increase	8,273,433	37,268,372	3,627,397	9,561,830

Amount
Reinvestment of dividends	$190,592,681	$ 7,577,176	$13,625,461	$257,252,297
Sales of shares	300,269,513	188,771,360	55,354,210	155,904,892
Redemptions of shares	(188,112,102)	(159,080,164)	(22,972,939)	(180,183,660)

Net Increase	$302,750,092	$ 37,268,372	$46,006,732	$232,973,529

6.	Foreign Securities
The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities issued by comparable U.S. companies and the U.S. Government.

7.	Federal Income Tax Information	At December 31, 1999, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Fund	$1,840,653,482	$1,122,097,613	$(127,654,581)	$994,443,032
Managed Bond Fund	250,093,767	688,112	(10,180,454)	$ (9,492,342)
Blend Fund	2,028,270,210	755,778,419	(84,489,877)	$671,288,542

Note: The aggregate cost for investments for the Money Market Fund as of December 31, 1999, is the same for financial reporting and federal income tax purposes.
Notes to Financial Statements (Continued)

At December 31, 1999, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Amount	Expiration Date
Money Market Fund	$ 1,204	December 31, 2000
Money Market Fund	201	December 31, 2001
Money Market Fund	5,364	December 31, 2002
Money Market Fund	841	December 31, 2003
Money Market Fund	4,291	December 31, 2005
Money Market Fund	96	December 31, 2006
Money Market Fund	2,451	December 31, 2007
Managed Bond Fund	1,987,536	December 31, 2007

8.	Change in Independent Accountants
The MML Trust’s Board of Trustees dismissed PricewaterhouseCoopers LLP (“PwC”) as its principal accountant, effective July 22, 1999. The Trust ’s Audit Committee had earlier recommended engaging Deloitte & Touche LLP as the principal accountant to audit the Funds’ financial statements for fiscal year 1999. The Board of Trustees had earlier approved the appointment of Deloitte & Touche LLP at a special meeting held on March 26, 1999.

For fiscal years 1997 and 1998, and during the period prior to PwC’s dismissal, the Trust and PwC did not have any disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, that either (1) have not been resolved to PwC’s satisfaction and or (2) if not resolved to PwC’s satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report. Moreover, PwC’s report on the Funds’ financial statements for the fiscal years 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

9.	Subsequent Events
Effective January 1, 2000, Massachusetts Mutual Life Insurance Company (“MassMutual”) completed an internal corporate reorganization among certain investment advisory functions and subsidiaries (the “Reorganization ”). The Reorganization combined the business operations of MassMutual’s Investment Management division (the “IM Division”) and Charter Oak Capital Management, Inc. (“Charter Oak”), a majority-owned (80%) indirect subsidiary of MassMutual, with and into David L. Babson and Company Incorporated (“DLB”). DLB is a majority-owned (85%) indirect subsidiary of MassMutual. DLB is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and, prior to the Reorganization, served as investment sub-adviser to the Equity Fund and the Equity segment of the Blend Fund.

As a result of the Reorganization, MassMutual appointed DLB to serve as investment sub-adviser for the Money Market Fund, Managed Bond Fund and the Money Market and Bond Segments of the Blend Fund. The Trustees of the Trust, including a majority of the Trustees who are disinterested, approved the MassMutual’s appointment of DLB as sub-adviser. No increase in fees or change in portfolio management personnel for any of the Funds occurred as a result of the Reorganization or the appointment of DLB as sub-adviser to such Funds.

Independent Auditors’ Report

The Board of Trustees and Shareholders of MML Series Investment Fund

We have audited the accompanying Statement of Assets and Liabilities, including the Schedule of Investments, of the MML Equity Fund, the MML Money Market Fund, the MML Managed Bond Fund, and the MML Blend Fund (collectively the “Funds”) which are components of the MML Series Investment Fund (“The MML Trust”), as of December 31, 1999, and the related Statements of Operations, of Changes in Net Assets and Financial Highlights for the year then ended. These financial statements and financial highlights are the responsibility of the MML Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Financial Statements of the Funds for the year ended December 31, 1998 and the Financial Highlights for each of the year ’s in the nine year period then ended, were audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds at December 31, 1999, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
February 1, 2000